UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: January 31, 2013

Date of reporting period: January 31, 2013

Item 1.   Reports to Stockholders.

Hancock Horizon Family of Funds	January 31, 2013

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter

Dear Shareholder,

When you reflect on the past year, the double digit return for the equity markets is somewhat surprising considering the challenges we faced. We had a very contentious election, year three of the Eurozone saga heated up during the summer with renewed concerns on the health of Italy and Spain, and the U.S. economy plodded along producing few jobs along the way. To top it off, we had to contend with the uncertainty surrounding the “fiscal cliff”. Despite these challenges, the S&P 500 was up 16.78%, the Dow Jones Industrial Average (DJIA) was up 12.7%, and small cap stocks represented by the Russell 2000 were up 15.47% for the year ended January 31, 2013. No matter what the upcoming year brings, though, we look forward to helping you meet the challenges on your horizon by continuing to apply our core investment principles of experience, strength, stability and integrity.

Burkenroad Small Cap Fund Maintains Top Morningstar Rating

The Hancock Horizon Burkenroad Small Cap Fund had a great year, finishing in the top 7% of its small blend Morningstar Category and receiving an overall

5 star rating across all time periods, while doing so with less risk as determined by Morningstar. As of January 31, 2013, the Burkenroad Small Cap Fund Class A load waived had a one year return of 20.04% versus the Russell 2000’s return of 15.47% for the same time period. As of January 31, 2013, assets under management for the fund were over $233 million, up over 168% from the same time last year.

Launch of the Hancock Horizon Diversified Income Fund

On September 26, 2012, the Hancock Horizon Funds launched the Diversified Income Fund, which is the tenth fund in the family. The fund seeks to maximize current income by investing in a broad range of income-producing securities, including common and preferred stocks, corporate bonds, real estate investment trusts (REITs), mortgage-backed and asset-backed securities, and master limited partnerships (MLPs). Greg Hodlewsky is the fund manager, and he was also recently named to the management team on the Hancock Horizon Growth Fund.

January 31, 2013

We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

Clifton Saik

Executive Vice President

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com. Burkenroad Small Cap Fund Class A Expense Ratio: 1.42% (Gross), 1.40% (Net).

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment

Mutual fund investing involves risk including loss of principal. In addition to the normal risks associated with investing, REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principals or from social, economic or political instability in other nations. In addition to international investments, securities focusing on a single country may be subject to higher volatility. MLP’s interests are all in a particular industry and the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation, such as a limited control of management, limited voting rights and tax risks. MLP’s may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Carefully consider the Funds’ investment objectives, risks, charges and expenses before investing. This and other information, including performance, can be found in the Funds’ prospectus, which may be obtained by clicking here for a prospectus or by calling 1-800-990-2434 or writing to Hancock Horizon Funds, 2600 Citiplace Drive, Suite 100, Baton Rouge, LA, 70808 for a prospectus. Please read the prospectus carefully before you invest or send money.

About Morningstar

© 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is not guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics. As of 1/31/2013, the Hancock Horizon Burkenroad Small Cap Fund received an overall Morningstar Rating of 5 stars. The Hancock Horizon Burkenroad Small CapFund was rated against 603 Small Blend Funds over a three year period, 526 over a five-year period, and 329 over a 10 year period and received 5 stars for all time periods.

Economic Overview and Investment Outlook

Last year the economic and investment overview began with a discussion and prediction as it applied to the investment business. It seems worthwhile to repeat that message in this year’s report along with some interesting statistics on forecast accuracy:

There is an old adage in the investment business that goes something like this: “If you are going to forecast, forecast often.” The cynical interpretation of this statement implies that making a lot of forecasts improves one’s chances of being occasionally correct. Viewed through the lens of practicality, however, it makes perfect sense in that forecasts should always be tempered by the receipt and analysis of new data. As obvious as this seems, this simple truth is often ignored at calendar year ends when the experts endeavor to predict the path of the economy, stock prices, interest rates and inflation for the next 12 months, evincing a degree of precision that no one should take seriously. In the words of Henry Hazlitt (Business Tides, 1948), “It is true that the past and the present, when carefully studied, can throw great light on future probabilities. This is how we must study them. But they can never tell us future certainties.”

Certainty, however, is what investors crave because, as the psychologists tell us, humans are essentially risk-averse and instinctively deficient in dealing rationally with an unknown future. All of us (professionals too) have a tendency to believe definitive forecasts, particularly those that confirm our personal beliefs and which are presented in an authoritative manner by recognized experts. The forecasting track record of experts as a group, unfortunately, is not very good. Psychologists, Philip Tetlock, Daniel Kahneman and Amos Tversky, for example, have written extensively about cognitive biases that color decision making. Journalist Dan Gardner in “Future Babble” wrote of an analysis performed by Tetlock that examined 27,000 predictions by 284 experts over a number of years. Tetlock found that the prediction results were no better than random guesses (dart throwing). He also found, according to Gardner, an “inverse correlation between fame and accuracy.” Apparently the well-known prognosticators were the most confident, and the most error prone. Lesser known experts, described in Gardner’s book as more self-critical and questioning, produced more accurate forecasts and “tended to be less confident that they were right.” You don’t have to ask which of these expert categories get the most air time on CNBC.

In another exercise designed to test forecasting accuracy, CXO Advisory “collected 6,584 forecasts for the US stock market offered publicly by 68 experts.” They graded the forecasts and calculated that the “terminal” accuracy was about 47%, indicating results that mirror those produced by Tetlock’s research.

If the financial forecasting business is, as Gardner’s book suggests, a Tower of Babel, how does an investor separate the valuable voices from those creating nothing but noise? First, ignore any forecast that attempts to “target” a specific stock price, market index price, or economic data point in the future. Remember, pundits who strive to be precisely right are often precisely wrong. Second, pay more attention to forecasts that are more nuanced and presented with a certain amount of humility that acknowledges the complex interaction of the myriad of forces that influence modern markets and economies. Finally, remember that we must all engage in forecasting as we live our lives. It is not that forecasting is

January 31, 2013

inherently worthless; it is that the quest for certainty and precision produces worthless forecasts.

The 2012 Economic Overview and Investment Outlook included the following observations:

•

Leading economic indicators continue to suggest that a US recession is not imminent, but the overall pattern of leading, lagging and coincident indicators does not support a forecast of robust growth going forward. Our guess is that GDP growth equaling 2.0%, + or –, is about what we should expect given current data readings and the prospect of spill-over from recessionary conditions in the Eurozone and what appears to be a continuing slowdown in China.

•

Central banks are aggressively pursuing policies of monetary ease that are unprecedented in size and scope. So far, the monetary stimulus has done more for asset prices, than economic growth. Money velocity or turn-over, an indicator of consumer confidence is low and still falling, signaling that a strong borrowing and lending cycle has not emerged.

•

The Eurozone remains in crisis and a permanent solution is nowhere in sight. Recessionary conditions are likely to exist for the southern periphery of Europe throughout 2012. Austerity and slow growth will characterize the region for a number of years.

•

Geopolitical risk will continue to cast a shadow in 2012 and beyond. Iran, Iraq and Afghanistan seem to be perennial trouble spots. The “Arab Spring” has turned into the “Arab Winter” with prospects for democratic reforms in Tunisia and Egypt threatened by continuing political chaos while Syria descends into civil war.

•

Interest rates will likely remain low for at least two more years accordingly to publicly stated intentions of the Federal Reserve. This risks inflation and rising interest rates in the long-term but weak growth and moderate demand for loans, coupled with a large private debt burden in the aftermath of the credit bust, suggests that deflation remains an opposing force. Interest rates are not likely to rise in this environment.

•

Common stock valuation measures are approaching overvalued readings, suggesting further price gains in the broad indices will be harder to come by. Current valuation readings have been associated with moderately positive price changes; something in the single digit range would be a reasonable expectation.

Here’s how the economy and financial markets fared during the last twelve months.

In summary, our expectations for global growth and regional economic comparisons were generally borne out. Interest rates and inflation remained low as anticipated. The geopolitical pot, seemingly at a boiling point this time last year, simmered down a bit, but the heat was being turned up again at year-end. A positive outcome for common stocks was not unexpected but the magnitude of the gain was a pleasant surprise.

•	There was no recession and real GDP growth averaged about 2% for the year. Fourth quarter GDP, initially estimated to be -0.1% was surprisingly weak, primarily due to a sharp drop in

Economic Overview and Investment Outlook (continued)

government spending which seemed to be an offset to an unusually strong government spending number in the third quarter. Taken together, third and fourth quarter growth averaged about 1.5%

•

Central banks through year-end professed to see insufficient improvement in business conditions to allow for any tightening in monetary policy. The major beneficiaries of this central bank largess can be found in risk assets around the world.

•

The Eurozone central bankers and politicians managed to devise a temporary solution to the debt crisis which encouraged markets, but did little to improve the long-term picture. Recessions/depressions characterized the economies in the southern tier. Slow growth and borderline recession described conditions in the northern tier.

•	Interest rates were little changed on short maturity notes while corporate and municipal yields declined. US Treasury yields trended higher during the second half.

•

Common stocks, after a setback early in the year, delivered surprisingly good returns in 2012. It was not the result of a surge in corporate earnings or economic growth. The driving force was an expansion in the price-to-earnings ratio which simply means that investors opted to pay more for a stream of earnings that was little changed from the prior year.

The Outlook for 2013 and Beyond

•	Cyclical recovery with secular headwinds was our expectation for the US economy in 2009, and this has remained our basic theme for the past four years. It seems to describe the current environment reasonably well, but what started as an economic recovery is now, of course, best described as an expansion, albeit a very weak one. Leading economic indicators continue to support a forecast of economic growth without recession, barring a significant policy error or exogenous shock to the system. Rising taxes, however, and the imposition of new government regulations concerning healthcare and the environment will act as depressants. While the secular headwinds may have diminished somewhat due to debt reduction in the private sector, the process of deleveraging is probably not yet complete for most households and the level of government debt remains an impediment to economic progress. To this point in the economic uptrend, fiscal policy and monetary policy have been quite stimulative. Fiscal stimulus, however, is fading and will probably continue to decline in the months ahead. Real GDP growth in 2012 was about 2%. Consensus forecasts for 2013 imply little change. Housing, employment and personal income are improving, but not at rates that support a more optimistic outlook. “Escape velocity,” meaning real GDP growth averaging 3% or better, does not seem within reach during 2013.

•

Recession characterizes economic conditions in the southern periphery of Europe as the new year begins. The UK is slipping into recession again, according to recent reports, and Germany is teetering on the edge. Economic forecasts for the Eurozone are uniformly bleak. Recessionary conditions with some variation between countries, seems to be a good bet for the second consecutive year. On the whole, the situation doesn’t appear to be worsening, but it’s not getting any better either.

January 31, 2013

•

The Eurozone debt crisis continues in the sense that a unified political and banking solution has not been agreed upon. The German and French governments collaborated on a banking risk management plan in early 2013. Other Eurozone members were apparently not included in this arrangement. Observers took this to mean that a comprehensive, long-term solution to the debt problem is not at hand.

•

Central banks in the developed world are ratcheting up their attempts to jump-start stagnant, low growth economies. So far their efforts have been relatively more beneficial for risk asset prices. Whether or not further rounds of “quantitative easing” will do the trick is the question being asked, and no one knows the answer. Nor does anyone, including the bankers themselves, have a complete understanding of how all of this will play out in the long-run. Inflation would normally be the expected outcome, along with much higher interest rates, but Japan’s experience has shown that post bubble environments can be characterized by slow economic growth and low interest rates for a considerable period of time despite the aggressive deployment of fiscal and monetary policy. For 2013, the evidence at hand indicates that inflation will remain unchanged with headline CPI (Consumer Price Index) running about 2% or perhaps less. Longer term, higher inflation remains a risk and inflation fears are being stoked by newly aggressive central bank actions worldwide and rising commodity prices. That means bond prices are increasingly vulnerable to changes at the margin in investor psychology. Fixed income investors should be prepared for more return volatility in 2013 and lower total returns compared to 2012. Intermediate to long-term maturity bonds delivered total returns in 2012 ranging from 1.7% for US Treasuries to 8.9% for corporates. In 2013, look for total returns on similar securities and representative portfolios to more closely approximate current coupon yields or perhaps something in the range of 2% to 6%. This estimate applies to both taxable and tax-free categories.

•

Common stock valuation in early 2013, broadly speaking, is comparable to the valuation picture that existed in early 2012. Namely, that current index price levels fully reflect expectations for corporate earnings growth going forward. On average flat to moderately positive total returns are in store, following fully valued readings, but the historic average does not highlight the greater volatility that often ensues. Last year volatility, for the most part, was on the positive side as index returns were driven by expanding price-to-earnings ratios, reflecting a willingness on the part of investors to pay relatively more for a stream of corporate earnings that was decelerating and likely to record moderate single-digit growth for the calendar year. The Federal Reserve’s continued commitment to easy money policies, no doubt, fostered a degree of enthusiasm for equities among investors that might not have existed otherwise. To varying degrees, we can say that similar fundamental trends and circumstances affected equity prices globally. We see little to suggest that economic growth or earnings trends will improve significantly in coming months. Is a repeat of 2012 likely? We suppose anything is possible, but investors are encouraged to remember that when

Economic Overview and Investment Outlook (concluded)

valuation is stretched as it is today, there is no valuation shock absorber to reduce the impact of bad news. Should the unexpected occur, investors will experience, in the short run, the negative side of volatility. In our opinion, the weight of evidence argues for an approach to common stock investing that avoids expanding equity exposure and, therefore, risk in a portfolio beyond a level that is commensurate with an investor’s risk tolerance and long-term objectives. In other words, investors should remain in their comfort zones and follow their plans.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Investing involves risk including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations.

The Hancock Horizon Funds Investment Philosophy	January 31, 2013

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor’s Corporation and Moody’s Investors Service has rated the Hancock Horizon Government Money Market Fund AAA and Aaa, respectively, their highest quality rating for this type of money market fund.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

Management’s Discussion of Fund Performance (unaudited)

The Hancock Horizon Government Money Market Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund has traditionally endeavored to achieve this objective by investing primarily in short-term obligations of U.S. government agency securities and repurchase agreements involving such obligations.

For the year ended January 31, 2013, the Fund generated a total return of 0.01% for the Institutional Class Shares, 0.01% for the Class A Shares and 0.01% for the Institutional Sweep Class. This compares to a 0.01% return for the Lipper Institutional U.S. Government Money Market Index.

The Fund’s holdings consisted of U.S. Treasury Obligations, U.S. Government Agency Obligations and U.S. Government Agency collateralized repurchase agreements. The short-term structure of the Fund allowed it to earn a competitive yield, while providing the necessary degree of safety and liquidity to our shareholders. The Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains an AAA rating by Standard & Poor’s Corporation.

During the fiscal year ended January 31, 2013, short-term interest rates remained at historic lows due to continued sluggishness in the U.S. economy and an extremely accommodative Federal Reserve. Despite the U.S. Federal Reserve’s unprecedented simulative efforts to generate economic growth and lower unemployment, little progress has been made. In its own interpretation of monetary “shock and awe” the Federal Reserve even stated publically it will continue its near zero interest rate policy so long as unemployment remains above 6.5%. The market euphemistically dubbed the newly invented stimulus program “QE 3…to infinity and beyond”. Meanwhile, across the Atlantic, the past year witnessed European finance ministers making incremental progress in resolving their own debt woes. This improvement has mitigated much of the “flight to safety” pressure which flooded our banks with Eurodollars and helped to push our interest rates even lower.

Our forecast for short-term government yields is more of the same near zero environment. At current growth rates the U.S. economy will likely need at least a couple more years to achieve the Fed’s objective of 6.5% unemployment. Until then, we can only take the Fed at its word that interest rates will remain low.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

An investment in money markets funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Mutual fund investing involves risk, including possible loss of principal. Bonds and bond funds generally decrease in value as interest rates rise. There is no guarantee that dividends will be paid, nor that the Fund’s income will be exempt from federal or state income taxes. Capital gains, if any, are subject to capital gains tax.

January 31, 2013

Diversification does not protect against market loss. Current and future holdings are subject to risk.

Certain Income may be subject to the alternative minimum tax.

S&P ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Government Money Market Fund, Institutional Class, Class A, or Institutional Sweep Class, versus the Lipper Institutional U.S. Treasury Money Market Average, and the Lipper U.S. Treasury Money Market Average

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	0.01%	0.01%	0.22%	1.34%
Institutional Sweep Class	0.01%	0.01%	0.17%	1.20%
Class A	0.01%	0.01%	0.14%	1.07%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on May 31, 2000.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Sector Weightings

% of Total Portfolio Investments

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

January 31, 2013

The Hancock Horizon Core Bond Fund (the “Fund”) seeks total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing primarily in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities, investment-grade corporate debt and taxable municipal securities with an intermediate-term maturity structure.

For the year ended January 31, 2013, the Fund generated a total return of 3.27% for the Institutional Class, 3.08% for Class A (without load), and 2.31% for the Class C shares. This compares to a 2.30% return for the Barclays Capital Intermediate U.S. Aggregate Index and 5.00% for the Lipper Corporate Debt Funds “A” Rated Objective. During this fiscal year, the Fund’s sector allocation emphasized higher yielding mortgage, corporate and taxable municipal securities. Total government securities represented 2.4% of fund holdings at fiscal year end. Mortgage-backed government agency securities comprised 16.2% of the portfolio, while non-mortgage government agency securities comprised 13.7%. Investment grade corporate bonds, taxable municipal bonds and exchange traded bond funds rounded out the portfolio at 29.9%, 18.1% and 9.0% respectively. The year ended with the Fund’s average effective maturity1 at 4.9 years and a weighted average effective duration2 of 3.7 years. Average quality of the fund remains “AA”.

During the fiscal year ended January 31, 2013, taxable government bond interest rates oscillated in a narrow trading range and ended the year near where they began. The Treasury 10-year note began the year yielding near 2%, traded down to 1.5% and finished the year back near 2%. The primary factors influencing the intermediate-term taxable fixed income markets were 1) Federal Reserve monetary action 2) U.S. unemployment data 3) European progress on its sovereign debt woes and 4) political wrangling in Washington over Federal debt and deficits. By far, the Federal Reserve wielded the most influence. Wall Street has become fixated on dissecting and analyzing every Federal Reserve announcement in search of some nuance that may provide insight into the direction and timing of their next move. While Treasury yields ended flat for the year, interest rates on non-government securities moved decidedly lower. Investors searching for relief from the financial repression of Treasury yields stampeded into corporate bonds of all types. Lower quality / higher yielding corporate bonds experienced some of the greatest demand, as yield hungry investors feasted on “junk bonds”.

Looking ahead, the prospect for taxable bonds over the coming year appears mixed. On the plus side, several factors such as the sluggish U.S. economy, elevated unemployment and an accommodative Federal Reserve should work to support bond prices. Conversely, the greatest risk the taxable bond market faces is competition from the U.S. equity markets, which produced surprisingly solid double-digit returns in 2012. Crossover investors might be tempted to sell bonds and chase the prospect of another year of generous equity returns like 2012’s. While the near-term prospects of bonds may be mixed, the lessons of history teach us good quality intermediate-term bond investments remain a sensible component of a balanced and diversified investment program.

Management’s Discussion of Fund Performance (unaudited) (continued)

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

An investment in money markets funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Mutual fund investing involves risk, including possible loss of principal. Bonds and bond funds generally decrease in value as interest rates rise. There is no guarantee that dividends will be paid, nor that the Fund’s income will be exempt from federal or state income taxes. Capital gains, if any, are subject to capital gains tax. Diversification does not protect against market loss. Current and future holdings are subject to risk.

Certain Income may be subject to the alternative minimum tax.

S&P ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2013

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Core Bond Fund, Institutional Class, Class A, or Class C, versus the Barclays Capital Intermediate U.S. Aggregate Index and the Lipper Corporate A-Rated Debt Fund Objective

The Barclays Capital Intermediate U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lipper Corporate A-Rated Debt Fund Objective is comprised of securities rated “A” or better or government issue.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	3.27%	4.97%	5.15%	4.43%
Class A	3.08%	4.72%	4.89%	4.17%
Class A, with load*	(1.04)%	3.31%	4.05%	3.74%
Class C	2.31%	3.96%	4.11%	3.42%
Barclays Capital Intermediate U.S. Aggregate Index	2.30%	4.56%	4.94%	4.75%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on May 31, 2000.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 4.00%.

Sector Weightings

% of Total Portfolio Investments

Credit Quality Ratings

Moody’s

S&P

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Value Fund (the “Fund”) seeks long-term capital appreciation with a secondary goal of current income.

Horizon Advisers chooses stocks that they believe to be “undervalued” based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.

At January 31, 2013, common stocks represented 99.8% of the Fund’s assets. The Fund’s largest holdings were in Financial stocks, while having little exposure to Telecommunication stocks.

The Fund’s return for the year ended January 31, 2013, was 15.36% for Institutional Class, 15.10% for Class A (without load), and 14.26% for Class C. This compares to the Fund’s benchmark, the Russell 1000 Value Index, and the S&P 500 Index which returned 20.58% and 16.78%, respectively for the same period.

As of January 31, 2013, the Fund outperformed its benchmark by at least 2.5% for all classes for the most recent 3 months and performed within 1% of its benchmark for all classes for the most recent 6 months. The difficulty for the Fund relative to its benchmark occurred primarily in the first 6 months of the Fund’s fiscal year from January 31, 2012 to July 31, 2012. During this period, very large companies with market capitalizations greater than $100 billion significantly outperformed companies with market capitalizations less than $100 billion.

Since we employ an equal weighted strategy, our performance relative to the cap weighted benchmark for this specific timeframe was hindered, resulting in the poor relative performance. For the full year, an overweight in Consumer Discretionary and an underweight in Energy sectors; and stock selection within Energy and Materials sectors boosted performance positively. An underweight in Technology and Materials sectors and stock selection within the Consumer Discretionary and Financials sector negatively impacted performance. Marathon Petroleum, Terex, and Eastman Chemical were top performers for the Fund, while Dell, JP Morgan Chase, and Jabil Circuit were detractors from performance. The quantitative model used for stock selection produced much better results recently, and we are hopeful that momentum will carry forward into 2013.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Mutual fund investing involves risk, including possible loss of principal. Holdings are subject to change.

January 31, 2013

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Value Fund, Institutional Class, Class A, or Class C, versus the Russell 1000 Value Index, and the Lipper Multi-Cap Value Funds Classification

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Lipper Multi-Cap Value Funds Classification measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-999-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	15.36%	13.08%	2.21%	9.05%
Class A	15.10%	12.80%	1.96%	8.78%
Class A, with load*	9.04%	10.78%	0.87%	8.19%
Class C	14.26%	11.98%	1.21%	7.99%
Russell 1000 Value Index	20.58%	14.30%	2.70%	8.32%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on May 31, 2000.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments
1. Terex	1.8%
2. Seagate Technology	1.7%
3. Walt Disney	1.7%
4. Foot Locker	1.7%
5. Marathon Oil	1.6%
6. Reliance Steel & Aluminum	1.6%
7. Medtronic	1.6%
8. Harris	1.6%
9. Everest Re Group	1.6%
10. Trinity Industries	1.6%

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

January 31, 2013

The Hancock Horizon Growth Fund (the “Fund”) seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.

Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company’s return on equity, and relative price-to-earnings ratio and cash flow.

At January 31, 2013, common stocks represented 98.9% of the Fund’s assets. The Fund’s largest holdings were in Consumer Discretionary, Health Care, Technology, and Industrial stocks, while Telecommunications and Utility stocks accounted for no exposure.

The Fund’s return for the year ended January 31, 2013 was 15.54% for Institutional Class, 15.22% for Class A (without load), and 14.39% for Class C. This compares favorably to the Fund’s benchmark, the Russell 1000 Growth Index, which returned 13.43% for the same period.

The Fund’s performance relative to the Russell 1000 Growth Index was positively boosted by stock selection within Consumer Staples, Financials, Information Technology and Industrials. Additional drivers of performance were overweights in the Financial, Industrial, and Information Technology

Sectors. Top performing stocks in the portfolio were Gilead Sciences, Discovery Communications, eBay, TJX Companies, and ResMed. Companies that were detractors from performance were Intel, TripAdvisor, SanDisk, Clean Harbors, and Cliffs Natural Resources.

As usual, performance differences occurred based on market capitalization. Within the Russell 1000 Growth Index, Mega Cap stocks ($100 billion and up) were up 12.0% while Large Cap stocks ($12 billion to $100 billion) and Mid Cap stocks ($2.5 billion to $12 billion) were up 16.4% and 12.9%, respectively. Overweights in the Large Cap and Mid Cap areas along with better performance relative to the benchmark index also allowed the Fund to outperform the index. According to Lipper Analytical, the Fund’s Institutional Class for the last year in the Multi-Cap Growth Fund category ranked in the top 25%, finishing 133rd out of 539 funds, Class A was 148th, and Class C was 210th. These rankings are based on total returns.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Mutual fund investing involves risk, including possible loss of principal. Holdings are subject to change.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Growth Fund, Institutional Class, Class A, or Class C, versus the Russell 1000 Growth Index, and the Lipper Multi-Cap Core Classification

Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Lipper Multi-Cap Core Classification: Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	15.54%	14.87%	2.41%	7.84%
Class A	15.22%	14.58%	2.15%	7.57%
Class A, with load*	9.17%	12.53%	1.06%	6.99%
Class C	14.39%	13.70%	1.40%	6.77%
Russell 1000 Growth Index	13.43%	14.61%	5.70%	8.24%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on January 31, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

January 31, 2013

Top Ten Equity Holdings

Percentage of Total Investments
1. ResMed	1.8%
2. AutoZone	1.7%
3. Thermo Fisher Scientific	1.6%
4. Western Digital	1.6%
5. Discovery Communications, Cl A	1.6%
6. Hologic	1.6%
7. BlackRock, Cl A	1.6%
8. Travelers	1.6%
9. Scripps Networks Interactive, Cl A	1.6%
10. Hubbell, Cl B	1.6%

Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Burkenroad Small Cap Fund (the “Fund”) seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

As of January 31, 2013, the Fund received several accolades as it was awarded 5 stars from Morningstar for its 3, 5, and 10 year returns and 5 stars for its Overall rating out of 603 small cap blend funds. This is the highest rating Morningstar awards. In addition, according to Lipper Analytical, there are 298 small cap core funds that have been in existence since the inception of the Fund (12/31/01) through January 31, 2013. For that time period, Burkenroad Small Cap ranks #1 in total return for class A, and Class D ranked #4.

The Fund’s return for the year ended January 31, 2013 was 20.04% and 19.76% for Class A (without load) and Class D, respectively. These results outperformed the Fund’s benchmark, the Russell 2000 Index which returned 15.47% for that same period.

At January 31, 2013, common stocks represented 99.4% of the Fund’s net assets. The Fund’s largest holdings were in Consumer Discretionary, Industrials, Energy, Information Technology and Financial stocks, while Telecommunications and Utilities stocks accounted for no or minimal exposure.

Stock selection within Consumer Discretionary and an overweight in that sector boosted performance. An underweight position in Technology and stock selection within Industrials also positively contributed to performance. Poor stock selection and an underweight in Financial stocks, and an overweight to Energy and poor stock selection within Technology stocks negatively impacted performance. Western Refining, Geospace Technologies, and Geo Group were top performers for the Fund while Basic Energy Services, Adtran, and Approach Resources were detractors from performance.

In addition to performing well last year, relative to the Russell 2000 Index, the Fund also did quite well relative to other small cap funds. For the 12 months ended January 31, 2013, Class A ranked in the top 8% of Lipper’s Small-Cap Core universe. Class A ranked 51st out of 703 funds, while Class D ranked 58th based on total returns. The Fund’s long-term numbers also remain very impressive. Since it’s inception of December 31, 2001, the Fund has returned 11.2% annualized for Class A shareholders and 11.0% annualized for Class D shareholders. This compares very favorably to the Russell 2000 Index annualized return of 6.6%.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent

January 31, 2013

in investing primarily in small cap companies. Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility. Holdings are subject to change.

About Morningstar

© 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is not guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics. As of 1/31/2013, the Hancock Horizon Burkenroad Small Cap Fund received an overall Morningstar Rating of 5 stars. The Hancock Horizon Burkenroad Small Cap Fund was rated against 603 Small Blend Funds over a three year period, 526 over a five-year period, and 329 over a 10 year period and received 5 stars for all time periods.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Burkenroad Small Cap Fund, Class A or Class D, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Class A	20.04%	19.86%	11.35%	13.74%
Class A, with load*	13.73%	17.73%	10.16%	13.12%
Class D	19.76%	19.56%	11.09%	13.47%
Russell 2000 Index	15.47%	15.98%	6.31%	10.70%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

January 31, 2013

Top Ten Equity Holdings

Percentage of Total Investments
1. Geospace Technologies	1.9%
2. Axiall	1.7%
3. Cleco	1.6%
4. Geo Group	1.6%
5. RPC	1.6%
6. Multimedia Games Holding	1.6%
7. El Paso Electric	1.6%
8. Western Refining	1.6%
9. Conn's	1.6%
10. Hornbeck Offshore Services	1.6%

The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University’s A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.

The Hancock Horizon Burkenroad Small Cap Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name “Burkenroad” from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Quantitative Long/Short Fund (the “Fund”) seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S. included in the S&P Composite 1500 Index.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. Our quantitative model ranks stocks according to their relative attractiveness based on the following factors: financial strength, analyst earnings estimates, share buy backs, earnings quality, and economic value added.

On January 31, 2013, the Fund had a net long position of 93%, with about 11% of the Fund’s value in short positions. The Fund’s largest holdings were in Technology, and Consumer Discretionary, while having little exposure to Utilities, and Telecommunication stocks.

The Fund’s return for the year ended January 31, 2013, was 10.77% for Institutional Class, 10.54% for Class A (without load), and 9.70% for Class C. This compares favorably to the Fund’s Lipper peer group, the Lipper Long-Short Equity Funds classification which returned 5.80% and the Fund’s Morningstar classification, Morningstar Long/Short which returned 5.66%. This performance was unfavorable to the Fund’s benchmark, the S&P 1500 which returned 16.88% for the same period.

The Fund benefited from stock selection in Consumer Discretionary and Energy, and by being overweight Healthcare relative to the S&P 1500 index. However, stock selection in the Industrials sector was the biggest detractor from performance.

For much of 2012, the net long position of the Fund was in the 85-90% range and our short position remained between 10-12%. This net long position was higher than our peers which was beneficial to performance among our peer groups. We have become more cautious due to an increasingly unattractive risk/reward picture, and currently have been adding to our cash position. If valuation measures continue to deteriorate, we will consider increasing our short position.

We continue to be disciplined in our approach that focuses on fundamental factors that are highly correlated with superior long-term results.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Mutual fund investing involves risk, including possible loss of principal. With short sales, you risk paying more for a security than you received from its sale. Current and future holdings are subject to risk.

January 31, 2013

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Institutional, Class A, or Class C, versus the S&P 1500 Composite Index, and the Lipper Long/Short Equity Classification

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Long/Short Equity Classification is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings — Long

% of Total Portfolio Investments, which excludes securities sold short

Sector Weightings — Short

% of Securities Sold Short, which excludes total portfolio investments

Management’s Discussion of Fund Performance (unaudited) (continued)

	One-Year Return	Annualized 3-Year Return	Annualized Inception to Date
Institutional Class	10.77%	13.06%	3.76%
Class A	10.54%	12.80%	3.50%
Class A, with load*	4.75%	10.80%	2.22%
Class C	9.70%	11.95%	2.72%
S&P Composite 1500 Index	16.88%	14.55%	8.63%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Top Ten Equity Holdings — Long

Percentage of Total Investments-Long
1. Whirlpool	1.6%
2. Life Technologies	1.4%
3. CBS, Cl B	1.4%
4. Fair Isaac	1.4%
5. Alliance Data Systems	1.3%
6. Murphy Oil	1.2%
7. Hubbell, Cl B	1.2%
8. FEI	1.2%
9. Cadence Design Systems	1.2%
10. Tesoro	1.2%

Top Ten Equity Holdings — Short

Percentage of Total Investments-Short
1. Questar	3.4%
2. Allete	3.3%
3. FMC Technologies	3.3%
4. International Rectifier	3.2%
5. Intrepid Potash	3.2%
6. Blackbauad	3.2%
7. Aptargroup	3.2%
8. MDU Resources Group	3.2%
9. Approach Resources	3.1%
10. Take-Two Interactive Software	3.1%

With short sales, you risk paying more for a security than you received from its sale.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

January 31, 2013

At January 31, 2013, the Hancock Horizon Diversified International Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-UK), Asia (ex-Japan), and the United Kingdom, which combined represent approximately 79% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Financials, Health Care, and Energy. The Fund’s returns for the year ended January 31, 2013, were 15.68% for the Institutional Class, 15.42% for the A Class (without load), and 14.48% for the C Class. The Fund outperformed its benchmark, the MSCI ACWI ex-U.S. Index, which returned 13.86% during this time period. The broader international equity markets had a strong year, outpacing U.S. equities. Though the year began on a positive note, market optimism proved short-lived as global macroeconomic challenges resurfaced in the spring. Equity prices pulled back, driven by concerns regarding the cohesiveness of the European Union, decelerating growth in emerging markets, and a stagnate U.S. job market. Markets rebounded towards the middle of the year, however, as central banks and governments stepped in to provide support to local economies. The European Central Bank (ECB) made clear that it would take whatever steps necessary to keep the Euro intact, averting a further escalation of the debt crisis. At the forefront of ECB support was a sovereign debt buying program that helped reduce borrowing costs for countries like Spain and Italy. Meanwhile in the U.S., the Federal Reserve introduced further quantitative easing in the form of an open-ended commitment to purchase $40 billion in agency mortgage-backed securities each month to keep interest rates low. In China, the National

Development and Reform Committee approved a one trillion Yuan (~$160 billion) stimulus plan targeting infrastructure projects throughout the country. These fiscal and monetary efforts helped push global equity markets up by over 16% during the second half of the period. The Fund’s outperformance relative to the MSCI ACWI ex-U.S. Index was generated by strong stock selection. The portfolio’s sector weightings were neutral in terms of impacting relative performance. Individual securities in the Energy, Consumer Staples, and Consumer Discretionary sectors in particular outperformed their benchmark peers1. Statoil is the largest oil and gas company in Norway and one of the largest in the world, producing 1.5 million barrels of oil per day. Statoil has a dominant position in the profitable and prolific oil producing region of offshore Norway, as well as a growing international portfolio that includes Brazil and the United States. The company’s production growth is ~9% annually, well ahead of peers at 1-3%. The company has experienced significant exploration success in Norway, which should generate further production growth when projects are developed and brought on stream over the next 3 to 5 years. Erste Bank Group was the first Austrian savings bank, and it has grown into one of the largest financial service providers in Central and Eastern Europe. The company’s core activities include traditional lending to individuals, advisory services, and corporate finance. Erste has quality depositary franchises in the Czech Republic, Slovenia, and Austria — countries with sound fundamentals and a viable workforce. Erste is able to take advantage of these concentrated markets with little competition. While investors remain skeptical toward banks associated with the

Management’s Discussion of Fund Performance (unaudited) (continued)

European Union, Erste has consistently reported a net profit.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. Current and future holdings are subject to risk.

[1]	Please see pg. 60 for full Schedule of Investments.

January 31, 2013

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Institutional Class, Class A, or Class C, versus the MSCI ACWI ex U.S. Index and the Lipper International Multi-Cap Core Classification

The MSCI ACWI ex U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Core Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to S&P/Citigroup World ex-US BMI.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized Inception to Date
Institutional Class	15.68%	8.64%	9.39%
Class A	15.42%	8.37%	9.13%
Class A, with load*	9.35%	6.44%	7.78%
Class C	14.48%	7.57%	8.30%
MSCI ACWI ex U.S. Index	13.86%	7.03%	5.87%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

United Kingdom	12.1%
China	11.4%
Switzerland	8.1%
Japan	8.1%
Norway	5.9%
Netherlands	5.8%
Ireland	5.4%
Austria	5.2%
South Korea	5.0%
India	4.0%
Brazil	3.3%
Sweden	2.9%
Turkey	2.6%
Australia	2.5%
Hong Kong	2.4%
Bermuda	2.2%
Panama	2.1%
Colombia	1.9%
Taiwan	1.9%
Singapore	1.6%
Spain	1.6%
France	1.5%
Canada	1.3%
Czech Republic	1.2%
Israel	0.0%
Total	100.0%

(1) % of Total Portfolio Investments (excluding the iShares MSCI EAFE Index Fund, iShares MSCI United Kingdom Index Fund, Dreyfus Government Cash Management holding and Hancock Horizon Government Money Market Fund).

Top Ten Equity Holdings, Including ETFs

Percentage of Total Investments
1. ARM Holdings ADR	4.7%
2. ICICI Bank ADR	3.7%
3. Core Laboratories	3.6%
4. Shire	3.0%
5. Getinge, Cl B	2.7%
6. Diageo	2.7%
7. Denso	2.6%
8. DNB	2.5%
9. iShares MSCI EAFE Index Fund	2.5%
10. Rio Tinto ADR	2.4%

There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

January 31, 2013

The Hancock Horizon Louisiana Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers.

For the year ended January 31, 2013, the Fund generated a total return of 4.90% for the Institutional Class and 4.71% for Class A Shares (without load). This compares to 4.80% for the Barclays Capital Municipal Bond Index and 4.20% for the Lipper Other States Municipal Debt Objective.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding General Obligation securities, both State and Local, as well as Revenue bonds, especially the Utility, Education and Healthcare sectors. Total General Obligation bonds represented 18.75% of the portfolio while Revenue bonds comprised 78.41% of the Fund. The year ended with the Fund’s average effective maturity1 at 22.02 years and a weighted average effective duration2 of 10.06 years. The average quality of the fund was A1/A+.

The fiscal year ended January 31, 2013 was yet another year of generous returns in the tax-free bond market. The dearth of yields in the taxable bond markets combined with very appealing after tax returns on municipal securities combined to drive demand for tax-free bonds higher and yields lower. Also fueling demand were the predictable rumors out of Washington of Congress capping the issuance of any new tax-free bonds in the future, thereby creating a “get ’em while you can” mentality. Around the country, several high profile cities (mostly in California) hit hard by the 2008 recession flirted with bankruptcy. In Louisiana, state and local municipal bond issuers continued to work through the financial challenges wrought by the great recession. Positive economic growth, though still sluggish, helped to replenish government coffers and reduce the need for deep discretionary budget cuts. There remains much work still to be done in strengthening the finances of municipal issuers, but the trends are moving in the right direction.

Looking ahead to 2013, we believe the U.S. economy will continue to grow but at a subdued pace. Municipal issuers should show improvement in their balance sheets and overall credit quality. In all, the tax-exempt municipal market still offers good value relative to other investment grade taxable fixed income securities. With few tax-advantaged options still available to high tax bracket investors, municipal bonds remain one of the best options for income and quality.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Mutual fund investing involves risk, including possible loss of principal. Bonds and bond funds generally decrease in value as interest rates rise. There is no guarantee that dividends will be paid, nor that the Fund’s income will be exempt from federal or state income taxes. Capital gains, if any, are subject to capital gains tax. Diversification does not protect against market loss. Current and future holdings are subject to risk.

Certain Income may be subject to the alternative minimum tax.

Management’s Discussion of Fund Performance (unaudited) (continued)

S&P ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2013

Comparison of Change in the Value of a $10,000 Investment in the Louisiana Tax-Free Income Fund, Institutional Class or Class A, versus the Barclays Capital Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollarweighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized Inception to Date
Institutional Class	4.90%	11.27%
Class A	4.71%	11.01%
Class A, with load*	0.53%	8.74%
Barclays Capital Municipal Bond Index	4.80%	9.40%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

Sector Weightings

% of Total Portfolio Investments

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

January 31, 2013

The Hancock Horizon Mississippi Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers.

For the year ended January 31, 2013, the Fund generated a total return of 4.81% for the Institutional Class and 4.55% for the Class A shares (without load). This compares to 4.80% for the Barclays Capital Municipal Bond Index and 4.20% for the Lipper Other States Municipal Debt Objective.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding General Obligation securities, both State and Local, as well as Revenue bonds, especially the Utility, Education and Healthcare sectors. Total General Obligation bonds represented 19.6% of the portfolio while Revenue bonds comprised 80.1% of the Fund. The year ended with the Fund’s average effective maturity1 at 19.74 years and a weighted average effective duration2 of 9.97 years. The average quality of the fund was A1/A+.

The fiscal year ended January 31, 2013 was yet another year of generous returns in the tax-free bond market. The dearth of yields in the taxable bond markets combined with very appealing after tax returns on municipal securities combined to drive demand for tax-free bonds higher and yields lower. Also fueling demand were the predictable rumors out of Washington of Congress capping the issuance of any new tax-free bonds in the future, thereby creating a “get ‘em while you can” mentality. Around the country several high profile cities (mostly in California) hit hard by the 2008 recession flirted with bankruptcy. In Louisiana, state and local municipal bond issuers continued to work through the financial challenges wrought by the great recession. Positive economic growth, though still sluggish, helped to replenish government coffers and reduce the need for deep discretionary budget cuts. There remains much work still to be done in strengthening the finances of municipal issuers, but the trends are moving in the right direction.

Looking ahead to 2013, we believe the U.S. economy will continue to grow but at a subdued pace. Municipal issuers should show improvement in their balance sheets and overall credit quality. In all, the tax-exempt municipal market still offers good value relative to other investment grade taxable fixed income securities. With few tax-advantaged options still available to high tax bracket investors, municipal bonds remain one of the best options for income and quality.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Mutual fund investing involves risk, including possible loss of principal. Bonds and bond funds generally decrease in value as interest rates rise. There is no guarantee that dividends will be paid, nor that the Fund’s income will be exempt from federal or state income taxes. Capital gains, if any, are subject to capital gains tax. Diversification does not protect against market loss. Current and future holdings are subject to risk.

Certain Income may be subject to the alternative minimum tax.

Management’s Discussion of Fund Performance (unaudited) (continued)

S&P ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2013

Comparison of Change in the Value of a $10,000 Investment in the Mississippi Tax-Free Income Fund, Institutional Class or Class A, versus the Barclays Capital Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollarweighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized Inception to Date
Institutional Class	4.81%	10.91%
Class A	4.55%	10.65%
Class A, with load*	0.36%	8.39%
Barclays Capital Municipal Bond Index	4.80%	9.40%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

Sector Weightings

% of Total Portfolio Investments

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

January 31, 2013

The Hancock Horizon Diversified Income Fund (the “Fund”) seeks to maximize current income, and secondarily long-term capital appreciation using a multi-asset class portfolio structure.

Horizon Advisers employs quantitative methods of analysis in our investment decision making. Optimization techniques are applied to a broad array of what are considered to be non-traditional asset classes. For example, but not limited to, the asset classes used are High Yield Bonds, Master Limited Partnerships (“MLP’s”), Preferred Stocks, Real Estate Investment Trusts (“REIT’s”) and above average Dividend Yielding Stocks. Our analysis uses historical data as well as estimate data to determine the optimal portfolio allocation across asset classes that minimizes risk while maximizing total return and income yield.

At January 31, 2013, investments among the various strategic asset classes represented 90.3% of the Diversified Income Fund’s net assets. The investment allocations for the various asset classes were as follows: 35.2% to high yield bonds, 23.2% to MLPs, 22.4% to preferred stocks, 5.2% to dividend yielding stocks, 4.3% to REITs, and 9.2% cash.

The Fund was launched on September 26th, 2012. The return for the Fund from inception to January 31, 2013 was 4.44% for the Institutional Class, 4.37% for Class A (without load), and 4.16% for Class C shares.

According to Lipper Analytical, the Fund’s Institutional Class for the period ended January 2013 in the Global Flexible Portfolio category ranked in the top 25%, finishing 119th out of 495 funds, Class A was 128th, and Class C was 127th.

Management’s Discussion of Fund Performance (unaudited) (concluded)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified Income Fund, Institutional Class, Class A, or Class C, versus the 50/50 Hybrid of the DJ US Select Dividend Index & Barclays Intermediate Aggregate, the Dow Jones US Select Dividend Index, the Barclays Intermediate US Aggregate Index, and the Lipper Global Flexible Portfolio Funds Classification.

The Dow Jones U.S. Select Dividend Index represents U.S. dividend paying companies that have nonnegative historical dividend per share growth rate, a five year dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three month average daily trading volume of 200,000 shares.

The Barclays Intermediate U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

Cumulative Inception to Date
Institutional Class	4.44%
Class A	4.37%
Class A, with load*	(0.09)%
Class C	4.16%
50/50 Hybrid of Dow Jones U.S. Select Dividend Index and Barclays Intermediate U.S. Aggregate Index	2.52%

For periods ended January 31, 2013. Past performance is not predictive of future performance. Fund commenced operations on September 26, 2012.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 4.25%.

Disclosure of Fund Expenses (unaudited)	January 31, 2013

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses (unaudited) (concluded)

	Beginning Account Value 8/1/2012	Ending Account Value 1/31/2013	Annualized Expense Ratios	Expenses Paid During Period*
Government Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.10	0.16%	$0.81
Institutional Sweep Class	1,000.00	1,000.10	0.16%	0.81
Class A	1,000.00	1,000.10	0.16%	0.81

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.40	0.16%	$0.82
Institutional Sweep Class	1,000.00	1,024.40	0.16%	0.82
Class A	1,000.00	1,024.40	0.16%	0.82

Core Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,006.90	0.75%	$3.79
Class A	1,000.00	1,005.60	1.00%	5.06
Class C	1,000.00	1,002.00	1.75%	8.83

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%	$3.82
Class A	1,000.00	1,020.16	1.00%	5.09
Class C	1,000.00	1,016.38	1.75%	8.89

Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,139.00	1.01%	$5.45
Class A	1,000.00	1,137.80	1.26%	6.69
Class C	1,000.00	1,133.90	2.01%	10.81

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.11	1.01%	$5.14
Class A	1,000.00	1,018.85	1.26%	6.41
Class C	1,000.00	1,015.07	2.01%	10.21

Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,106.20	1.03%	$5.47
Class A	1,000.00	1,104.40	1.28%	6.79
Class C	1,000.00	1,100.60	2.03%	10.75

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.01	1.03%	$5.24
Class A	1,000.00	1,018.75	1.28%	6.51
Class C	1,000.00	1,014.97	2.03%	10.31

Burkenroad Small Cap Fund
Actual Fund Return
Class A	$1,000.00	$1,174.10	1.40%	$7.67
Class D	1,000.00	1,172.70	1.65%	9.04

Hypothetical 5% Return
Class A	$1,000.00	$1,018.15	1.40%	$7.12
Class D	1,000.00	1,016.89	1.65%	8.39

Quantitative Long/Short Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,114.00	1.61%	$8.58
Class A	1,000.00	1,112.50	1.87%	9.96
Class C	1,000.00	1,108.60	2.62%	13.92

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,017.09	1.61%	$8.19
Class A	1,000.00	1,015.78	1.87%	9.50
Class C	1,000.00	1,012.00	2.62%	13.29

	Beginning Account Value 8/1/2012	Ending Account Value 1/31/2013	Annualized Expense Ratios	Expenses Paid During Period*
Diversified International Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,228.80	1.25%	$7.02
Class A	1,000.00	1,227.10	1.50%	8.42
Class C	1,000.00	1,222.30	2.25%	12.60

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.90	1.25%	$6.36
Class A	1,000.00	1,017.64	1.50%	7.63
Class C	1,000.00	1,013.86	2.25%	11.42

Louisiana Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,016.10	0.75%	$3.81
Class A	1,000.00	1,015.40	1.00%	5.08

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%	$3.82
Class A	1,000.00	1,020.16	1.00%	5.09

Mississippi Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,016.60	0.75%	$3.81
Class A	1,000.00	1,015.90	1.00%	5.08

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%	$3.82
Class A	1,000.00	1,020.16	1.00%	5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value 09/26/2012	Ending Account Value 1/31/2013	Annualized Expense Ratios	Expenses Paid During Period
Diversified Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,044.40	0.90%	$3.23	†
Class A	1,000.00	1,043.70	1.15%	4.12	†
Class C	1,000.00	1,041.60	1.90%	6.80	†

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.67	0.90%	$4.58	*
Class A	1,000.00	1,019.41	1.15%	5.85	*
Class C	1,000.00	1,015.63	1.90%	9.65	*

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 128/365 (to reflect the period since inception).

Schedule of Investments	January 31, 2013

Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations — 50.6%
FFCB (A)
0.300%, 02/11/13	$50,000	$50,002
0.211%, 03/06/13	20,000	20,000
FHLB (A)
0.190%, 07/25/13	25,000	25,000
0.160%, 08/01/13	20,000	19,997
0.190%, 09/06/13	15,000	15,002
FHLMC (B)
0.120%, 02/12/13	70,000	69,997
FNMA
0.050%, 03/01/13 (B)	75,000	74,997
0.236%, 03/14/13 (A)	15,000	15,001
Total U.S. Government Agency Obligations (Cost $289,996 (000))		289,996
U.S. Treasury Obligations (B) — 7.0%
United States Treasury Bills
0.020%, 02/28/13	40,000	39,999
Total U.S. Treasury Obligations (Cost $39,999 (000))		39,999

Description	Face Amount (000)	Value (000)
Repurchase Agreements (C) — 42.4%
Deutsche Bank Securities 0.160%, dated 01/31/13, to be repurchased 02/01/13, repurchase price $118,207,227 (collateralized by a FHLMC obligation, par value $122,333,000, 1.570%, 01/08/20, with total market value of $120,571,779)	$118,207	$118,207
South Street Securities 0.170%, dated 01/31/13, to be repurchased 02/01/13, repurchase price $125,000,590 (collateralized by various FNMA obligations, par values ranging from $65,071,128 to $65,880,916, 3.000% to 4.500%, 09/01/27 to 08/01/41, with total market value of $127,500,000)	125,000	125,000
Total Repurchase Agreements (Cost $243,207 (000))		243,207
Total Investments — 100.0% (Cost $573,202 (000))		$573,202

Percentages are based on net assets of $573,161 (000).

(A)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2013.
(B)	Discount Note — The rate reported is the effective yield at time of purchase.
(C)	Tri-party Repurchase Agreements.

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Core Bond Fund (formerly the Strategic Income Bond Fund)

Description	Face Amount (000)	Value (000)
Corporate Bonds — 30.2%
Aerospace & Defense — 1.2%
Honeywell International
5.300%, 03/01/18	$1,400	$1,668
United Technologies
4.500%, 04/15/20	1,000	1,156
Total Aerospace & Defense		2,824
Agriculture — 0.8%
Cargill (A)
4.375%, 06/01/13	2,000	2,024
Total Agriculture		2,024
Banks — 5.7%
Bank of America (B)
0.565%, 10/14/16	3,000	2,923
Citigroup
5.300%, 01/07/16	1,000	1,106
General Electric Capital (B)
0.685%, 01/09/15	2,000	2,001
General Electric Capital MTN
0.905%, 01/08/16 (B)	1,000	1,003
0.495%, 10/06/15 (B)	2,000	1,984
Wells Fargo (B)
0.501%, 10/28/15	5,000	4,976
Total Banks		13,993
Building & Construction — 0.7%
CRH America
8.125%, 07/15/18	1,300	1,595
Total Building & Construction		1,595
Chemicals — 0.4%
Dow Chemical
4.250%, 11/15/20	1,000	1,095
Total Chemicals		1,095
Coatings/Paint — 0.2%
Sherwin-Williams
3.125%, 12/15/14	500	522
Total Coatings/Paint		522
Electrical Utilities — 0.9%
Gulf Power
3.100%, 05/15/22	1,250	1,277
Northeast Utilities
5.650%, 06/01/13	1,000	1,017
Total Electrical Utilities		2,294

Description	Face Amount (000)	Value (000)
Entertainment — 2.3%
DIRECTV Holdings
5.200%, 03/15/20	$1,500	$1,702
Viacom
5.625%, 09/15/19	1,500	1,771
3.875%, 12/15/21	1,000	1,076
Walt Disney MTN
4.500%, 12/15/13	1,000	1,036
Total Entertainment		5,585
Financial Services — 7.8%
American Honda Finance
3.500%, 03/16/15 (A)	500	528
1.500%, 09/11/17 (A)	2,000	1,990
Ford Motor Credit
3.000%, 06/12/17	3,000	3,063
Goldman Sachs Group
6.000%, 06/15/20	2,000	2,359
John Deere Capital MTN
2.800%, 09/18/17	1,350	1,437
Morgan Stanley
5.550%, 04/27/17 MTN	970	1,081
0.784%, 10/15/15 (B)	3,000	2,932
New York Life Global Funding (A)
4.600%, 04/15/13	1,600	1,613
Rio Tinto Finance USA
3.500%, 11/02/20	3,000	3,172
WEA Finance (A)
3.375%, 10/03/22	1,000	1,007
Total Financial Services		19,182
Financials — 2.4%
Daimler Finance North America
1.085%, 04/10/14 (A),(B)	4,000	4,019
0.905%, 01/09/15 (A),(B)	2,000	1,999
Total Financials		6,018
Food, Beverage & Tobacco — 0.5%
Coca-Cola
3.300%, 09/01/21	1,000	1,075
PepsiCo
3.100%, 01/15/15	250	262
Total Food, Beverage & Tobacco		1,337
Industrials — 0.4%
Praxair
2.125%, 06/14/13	1,100	1,107
Total Industrials		1,107

Schedule of Investments	January 31, 2013

Core Bond Fund (formerly the Strategic Income Bond Fund) (continued)

Description	Face Amount (000)	Value (000)
Insurance — 1.4%
American International Group
4.875%, 06/01/22	$2,000	$2,230
MetLife Institutional Funding II (A),(B)
0.675%, 01/06/15	1,300	1,302
Total Insurance		3,532
Manufacturing — 0.2%
ConAgra Foods
1.900%, 01/25/18	500	502
Total Manufacturing		502
Medical Products & Services — 0.7%
Humana
7.200%, 06/15/18	1,425	1,745
Total Medical Products & Services		1,745
Metals & Mining — 1.0%
Freeport-McMoRan Copper
3.550%, 03/01/22	2,500	2,436
Total Metals & Mining		2,436
Retail — 0.7%
Target
5.375%, 05/01/17	1,000	1,168
Yum! Brands
6.250%, 04/15/16	500	567
Total Retail		1,735
Telephones & Telecommunication — 1.6%
AT&T
5.800%, 02/15/19	2,800	3,376
GTE
6.840%, 04/15/18	445	551
Total Telephones & Telecommunication		3,927
Transportation Services — 1.3%
CSX
3.700%, 10/30/20	2,000	2,152
United Parcel Service
3.875%, 04/01/14	1,000	1,039
Total Transportation Services		3,191
Total Corporate Bonds (Cost $71,290 (000))		74,644

Description	Face Amount (000)	Value (000)
Municipal Bonds — 18.3%
Arkansas State, Development Finance Authority, RB
5.210%, 04/01/23	$1,020	$1,162
Birmingham Water Works Board, Ser A, RB
3.875%, 01/01/32	2,000	2,066
Borough of North Slope Alaska, GO
5.126%, 06/30/20	1,000	1,193
City & County of San Francisco, California, GO
4.600%, 06/15/20	1,000	1,150
City of Austin Texas, RB
5.086%, 11/15/25	500	558
City of Cape Coral, Florida, RB
6.369%, 10/01/24	1,500	1,658
City of Dallas Texas, GO
4.660%, 02/15/24	1,000	1,152
City of Dallas, Texas, GO
4.589%, 02/15/21	1,000	1,164
4.489%, 02/15/20	500	580
4.389%, 02/15/19	500	576
City of Lafayette, Louisiana, Ser A, RB, AGM
7.230%, 03/01/34	1,000	1,062
City of New Orleans Louisiana, GO
2.123%, 09/01/17	2,190	2,186
City of New York, New York, Sub-Ser G-2, GO
3.500%, 03/01/16	1,500	1,621
Clark County School District Finance, RB,
5.200%, 06/01/26	2,000	2,198
County of Cumberland North Carolina, RB
6.100%, 11/01/25	1,000	1,235
County of Guilford, North Carolina, GO
4.641%, 08/01/22	1,000	1,193
County of Pierce, Washington, GO
4.700%, 08/01/21	1,085	1,237
County of St. Louis, Missouri, RB
5.200%, 12/01/28	2,000	2,220
East Baton Rouge, Louisiana, Sewerage Commission, RB
3.543%, 02/01/16	1,000	1,051
Florida State Board of Education, Lottery Revenue, RB
5.541%, 07/01/21	1,000	1,160
5.391%, 07/01/20	400	463
Florida State Board of Education, Ser G, GO
4.650%, 06/01/20	1,500	1,695
JEA, Florida Bulk Power Supply System, RB
4.900%, 10/01/20	1,000	1,155
Jefferson & Madison Counties, Idaho, Joint School District No. 251 Rigby, GO
5.250%, 09/01/26	1,830	2,056

Schedule of Investments

Core Bond Fund (formerly the Strategic Income Bond Fund) (continued)

Description	Face Amount (000)	Value (000)
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, AGM
6.080%, 12/15/25	$2,500	$2,931
Macomb Interceptor Drain District, Michigan, GO
4.250%, 05/01/21	1,500	1,627
Metropolitan Transportation Authority, RB
4.546%, 11/15/17	1,000	1,108
Pennsylvania State, GO
4.450%, 02/15/20	1,500	1,734
Rollins College, RB, AGM
5.750%, 12/01/20	1,500	1,718
State of California, GO
5.250%, 08/01/38	1,000	1,135
State of Louisiana, Ser D, GO
2.269%, 07/15/20	1,000	1,012
State of Mississippi, GO
1.351%, 11/01/17	1,000	1,005
State of Rhode Island, GO
4.663%, 04/01/21	1,000	1,145
Total Municipal Bonds (Cost $40,704 (000))		45,206
U.S. Government Mortgage-Backed Obligations — 16.4%
FHLMC
7.000%, 12/01/14	1	1
7.000%, 04/01/15	1	1
5.500%, 08/01/21	245	264
5.500%, 10/01/36	258	280
5.000%, 10/01/16	108	115
5.000%, 04/01/22	264	283
5.000%, 04/01/23	138	148
4.500%, 05/01/24	391	416
3.000%, 12/01/26	5,113	5,356
FNMA
7.500%, 12/01/30	9	11
6.500%, 01/01/32	68	80
6.000%, 08/01/35	451	496
6.000%, 05/01/36	258	282
6.000%, 07/01/36	111	121
5.500%, 06/01/25	494	541
5.500%, 10/01/34	156	171
5.500%, 01/01/36	133	145
5.500%, 02/01/36	218	237
5.500%, 04/01/36	142	154
5.000%, 10/01/18	116	126
5.000%, 12/01/18	125	135
5.000%, 11/01/21	195	211
5.000%, 05/01/38	699	755
4.500%, 07/01/18	176	189

Description	Face Amount (000)	Value (000)
4.500%, 07/01/24	$836	$899
4.000%, 04/01/31	2,253	2,411
4.000%, 09/01/31	3,713	3,973
3.500%, 09/01/25	2,000	2,116
3.500%, 06/01/26	2,760	2,920
3.500%, 12/01/31	3,858	4,074
3.500%, 02/01/32	4,927	5,203
3.500%, 12/01/41	3,702	3,907
3.000%, 10/01/21	699	735
GNMA
7.500%, 12/20/29	2	2
6.500%, 09/15/13	1	1
6.500%, 03/15/31	13	14
6.500%, 07/15/31	317	373
6.000%, 05/15/28	1	1
6.000%, 09/15/34	206	232
6.000%, 11/15/34	68	76
6.000%, 12/15/34	97	111
5.500%, 01/15/36	666	728
5.500%, 04/15/36	308	336
5.000%, 09/15/17	71	77
5.000%, 12/15/17	105	114
5.000%, 10/15/18	12	13
5.000%, 11/15/18	7	8
5.000%, 01/15/19	248	272
5.000%, 03/15/33	14	15
5.000%, 04/15/33	8	9
5.000%, 06/15/33	38	41
5.000%, 04/15/38	876	953
4.500%, 02/15/20	259	283
Total U.S. Government Mortgage-Backed Obligations (Cost $38,773 (000))		40,415
U.S. Government Agency Obligations — 13.8%
FFCB
5.540%, 11/07/16	1,500	1,771
4.450%, 06/01/15	2,500	2,738
FHLB
5.000%, 12/09/16	1,000	1,161
2.750%, 03/13/15	1,750	1,839
FHLMC
5.250%, 04/18/16	1,000	1,152
3.500%, 05/15/25	6,220	6,458
0.625%, 12/29/14	7,000	7,043
FNMA
5.000%, 02/13/17	500	584
2.500%, 04/25/31	4,255	4,361

Schedule of Investments	January 31, 2013

Core Bond Fund (formerly the Strategic Income Bond Fund) (concluded)

Description	Face Amount (000)/Shares	Value (000)
FNMA (continued)
2.000%, 06/25/30	$5,002	$5,084
2.000%, 08/25/36	1,914	1,946
Total U.S. Government Agency Obligations (Cost $32,920 (000))		34,137
Exchange Traded Funds — 9.2%
iShares iBoxx High Yield Fund	113,000	10,585
iShares iBoxx Investment Grade Corporate Bond Fund	100,685	12,024
Total Exchange Traded Funds (Cost $19,874 (000))		22,609
U.S. Treasury Obligations — 2.4%
U.S. Treasury Notes
0.250%, 01/31/14	6,000	6,005
Total U.S. Treasury Obligations (Cost $5,999 (000))		6,005
Asset-Backed Security (B) — 1.2%
Ford Credit Floorplan Master Owner Trust
0.584%, 01/15/18	3,000	3,000
Total Asset-Backed Security (Cost $3,000 (000))		3,000
Cash Equivalents (C) — 9.6%
SEI Daily Income Prime Obligation Fund, Cl A, 0.020%	11,778,316	11,778
Federated Prime Obligations Fund, Cl I, 0.090%	8,133,710	8,134
Hancock Horizon Government Money Market Fund, Institutional Class Shares, 0.010% (D)	3,732,047	3,732
Total Cash Equivalents (Cost $23,644 (000))		23,644
Total Investments — 101.1% (Cost $236,204 (000))		$249,660

Percentages are based on net assets of $246,883 (000).

(A)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2013, the value of these securities amounted to $14,482 (000s), representing 5.9% of the net assets.
(B)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2013.
(C)	The rate reported is the 7-day effective yield as of January 31, 2013.
(D)	Affiliated Investment is a registered investment company which is managed by the Adviser or an affiliate of the Fund’s distributor. The Fund invests in the Government Money Market Fund for cash management purposes as a daily sweep vehicle. Transactions with affiliated companies during the year ended January 31, 2013 are as follows:

Balance of Shares Held as of 01/31/13	Value of Shares Held as of 01/31/13 (000)	Dividend Income (000)	Realized Gain/Loss (000)
3,732,047	$3,732	$1	$—

AGM — Assured Guaranty Municipal

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Value Fund

Description	Shares	Value (000)
Common Stock — 99.8%
Aerospace & Defense — 2.5%
Lockheed Martin	26,000	$2,259
Northrop Grumman	30,000	1,951
Total Aerospace & Defense		4,210
Automotive — 2.9%
Ford Motor	183,000	2,370
Goodyear Tire & Rubber *	175,000	2,408
Total Automotive		4,778
Banks — 13.6%
Bank of America	210,000	2,377
Capital One Financial	45,000	2,534
Citigroup	60,000	2,530
Fifth Third Bancorp	160,000	2,606
M&T Bank	23,000	2,362
Morgan Stanley	113,000	2,582
Northern Trust	48,000	2,471
US Bancorp	75,000	2,483
Wells Fargo	74,000	2,577
Total Banks		22,522
Cable/Media — 1.5%
CBS, Cl B	61,000	2,545
Total Cable/Media		2,545
Chemicals — 2.9%
Ashland	30,000	2,356
Eastman Chemical	35,000	2,490
Total Chemicals		4,846
Computers & Services — 5.5%
Cisco Systems	120,000	2,468
Corning	183,000	2,196
EMC *	68,000	1,674
Seagate Technology	84,000	2,854
Total Computers & Services		9,192
Drug Retail — 3.0%
CVS Caremark	51,000	2,611
Walgreen	60,000	2,398
Total Drug Retail		5,009
Electrical Utilities — 1.2%
Entergy	30,000	1,938
Total Electrical Utilities		1,938

Description	Shares	Value (000)
Electronic Components & Equipment — 1.4%
Avnet *	67,000	$2,369
Total Electronic Components & Equipment		2,369
Engineering Services — 2.9%
KBR	72,000	2,248
URS	60,000	2,489
Total Engineering Services		4,737
Entertainment — 1.7%
Walt Disney	52,000	2,802
Total Entertainment		2,802
Financial Services — 4.5%
Ameriprise Financial	39,000	2,587
Discover Financial Services	65,000	2,495
NASDAQ OMX Group	87,000	2,464
Total Financial Services		7,546
Food, Beverage & Tobacco — 1.4%
ConAgra Foods	70,000	2,288
Total Food, Beverage & Tobacco		2,288
Gas Utilities — 1.6%
Sempra Energy	35,000	2,627
Total Gas Utilities		2,627
Homebuilding — 1.5%
PulteGroup *	122,000	2,530
Total Homebuilding		2,530
Industrials — 1.5%
Carlisle	39,000	2,502
Total Industrials		2,502
Information Technology — 1.4%
CA	91,000	2,259
Total Information Technology		2,259
Insurance — 12.4%
ACE	30,000	2,560
Allstate	60,000	2,634
American Financial Group	59,000	2,511
Chubb	32,000	2,570
Everest Re Group	23,000	2,663
HCC Insurance Holdings	66,000	2,553
Torchmark	46,000	2,563
WR Berkley	61,000	2,511
Total Insurance		20,565

Schedule of Investments	January 31, 2013

Value Fund (concluded)

Description	Shares	Value (000)
Leasing & Renting — 1.4%
Rent-A-Center, Cl A	66,000	$2,355
Total Leasing & Renting		2,355
Machinery — 1.5%
AGCO	46,000	2,438
Total Machinery		2,438
Managed Health Care — 1.5%
UnitedHealth Group	45,000	2,484
Total Managed Health Care		2,484
Medical Products & Services — 3.2%
Medtronic	58,000	2,703
Omnicare	65,000	2,532
Total Medical Products & Services		5,235
Metals & Mining — 1.6%
Reliance Steel & Aluminum	42,000	2,718
Total Metals & Mining		2,718
Office Electronics — 1.4%
Xerox	300,000	2,403
Total Office Electronics		2,403
Petroleum & Fuel Products — 5.9%
Chevron	22,000	2,533
Helmerich & Payne	40,000	2,574
Marathon Oil	81,000	2,722
Occidental Petroleum	23,000	2,030
Total Petroleum & Fuel Products		9,859
Petroleum Refining — 3.1%
Hess	39,000	2,619
Marathon Petroleum	35,000	2,598
Total Petroleum Refining		5,217

Description	Shares	Value (000)
Pharmaceuticals — 3.1%
McKesson	25,000	$2,631
Pfizer	92,000	2,510
Total Pharmaceuticals		5,141
Retail — 4.6%
American Eagle Outfitters	111,000	2,243
Foot Locker	80,000	2,748
Hanesbrands *	69,000	2,586
Total Retail		7,577
Semi-Conductors & Instruments — 2.8%
Kla-Tencor	45,000	2,471
Nvidia	184,000	2,256
Total Semi-Conductors & Instruments		4,727
Telephones & Telecommunication — 2.9%
CenturyLink	52,000	2,103
Harris	58,000	2,679
Total Telephones & Telecommunication		4,782
Transportation Services — 3.4%
Terex *	91,000	2,946
Trinity Industries	67,000	2,660
Total Transportation Services		5,606
Total Common Stock (Cost $136,722 (000))		165,807
Total Investments — 99.8% (Cost $136,722 (000))		$165,807

Percentages are based on net assets of $166,067 (000).

*	Non-income producing security.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Growth Fund

Description	Shares	Value (000)
Common Stock — 98.9%
Aerospace & Defense — 1.3%
Triumph Group	26,000	$1,830
Total Aerospace & Defense		1,830
Agriculture — 1.5%
CF Industries Holdings	9,000	2,063
Total Agriculture		2,063
Automotive — 1.6%
AutoZone *	6,000	2,218
Total Automotive		2,218
Banks — 2.9%
Bank of New York Mellon	75,000	2,037
Signature Bank NY	26,000	1,922
Total Banks		3,959
Beverages — 1.3%
Brown-Forman, Cl B	27,000	1,747
Total Beverages		1,747
Broadcasting, Newspapers and Advertising — 3.2%
Discovery Communications, Cl A	31,000	2,151
Scripps Networks Interactive, Cl A	34,000	2,100
Total Broadcasting, Newspapers and Advertising		4,251
Cable/Media — 5.8%
AMC Networks, Cl A *	35,000	1,994
Comcast, Cl A	52,000	1,980
DIRECTV *	39,000	1,994
Time Warner Cable	20,000	1,787
Total Cable/Media		7,755
Chemicals — 2.8%
NewMarket	7,000	1,786
PPG Industries	14,000	1,930
Total Chemicals		3,716
Computer Software — 1.4%
Synopsys	56,000	1,873
Total Computer Software		1,873
Computers & Services — 7.3%
Alliance Data Systems *	12,000	1,891
Apple	4,000	1,821

Description	Shares	Value (000)
International Business Machines	10,000	$2,031
Microsoft	68,000	1,868
Western Digital	46,000	2,162
Total Computers & Services		9,773
Containers & Packaging — 1.4%
Ball	43,000	1,914
Total Containers & Packaging		1,914
Data Processing & Outsourced Services — 3.0%
Equifax	35,000	2,054
Fiserv	25,000	2,008
Total Data Processing & Outsourced Services		4,062
Drugs — 4.5%
Actavis *	23,000	1,987
Johnson & Johnson	28,000	2,070
Mylan *	70,000	1,979
Total Drugs		6,036
E-Commerce — 3.0%
Expedia	30,000	1,958
priceline.com *	3,000	2,056
Total E-Commerce		4,014
Entertainment — 1.5%
Time Warner	40,000	2,021
Total Entertainment		2,021
Financial Services — 4.4%
BlackRock, Cl A	9,000	2,126
McGraw-Hill	32,000	1,841
Moody’s	36,000	1,974
Total Financial Services		5,941
Food, Beverage & Tobacco — 4.5%
Hubbell, Cl B	23,000	2,094
JM Smucker	22,000	1,950
Philip Morris International	23,000	2,027
Total Food, Beverage & Tobacco		6,071
Household Products — 1.5%
Snap-on	25,000	2,025
Total Household Products		2,025

Schedule of Investments	January 31, 2013

Growth Fund (concluded)

Description	Shares	Value (000)
Information Technology — 4.3%
Accenture, Cl A	26,000	$1,869
Bally Technologies	40,000	1,926
Oracle	58,000	2,060
Total Information Technology		5,855
Insurance — 1.6%
Travelers	27,000	2,119
Total Insurance		2,119
Insurance Brokers — 1.5%
Aon	35,000	2,021
Total Insurance Brokers		2,021
Machinery — 7.3%
Flowserve	13,000	2,038
Illinois Tool Works	29,000	1,822
Nordson	28,000	1,894
Parker Hannifin	22,000	2,045
Valmont Industries	14,000	2,040
Total Machinery		9,839
Medical Products & Services — 15.2%
Agilent Technologies	43,000	1,925
Amgen	23,000	1,966
Cigna	34,000	1,984
Covidien	31,000	1,933
DaVita HealthCare Partners *	18,000	2,077
Express Scripts Holding	34,000	1,816
Gilead Sciences	52,000	2,051
Hologic	90,000	2,146
ResMed	54,000	2,365
Thermo Fisher Scientific	30,000	2,164
Total Medical Products & Services		20,427
Petroleum & Fuel Products — 3.0%
National Oilwell Varco	27,000	2,002
Oil States International *	26,000	2,017
Total Petroleum & Fuel Products		4,019
Petroleum Refining — 1.5%
Exxon Mobil	23,000	2,069
Total Petroleum Refining		2,069

Description	Shares	Value (000)
Pharmaceuticals — 1.6%
Eli Lilly	39,000	$2,094
Total Pharmaceuticals		2,094
Retail — 4.2%
Dick’s Sporting Goods	40,000	1,904
PetSmart	27,000	1,766
TJX	44,000	1,988
Total Retail		5,658
Semi-Conductors & Instruments — 1.4%
Broadcom, Cl A	58,000	1,882
Total Semi-Conductors & Instruments		1,882
Telecommunication Services — 1.5%
NeuStar, Cl A	46,000	2,076
Total Telecommunication Services		2,076
Transportation Services — 2.9%
Union Pacific	15,000	1,972
Wabtec	21,000	1,966
Total Transportation Services		3,938
Total Common Stock (Cost $111,510 (000))		133,266
Cash Equivalent (A) — 0.3%
Federated Prime Obligations Fund, Cl I, 0.090%	362,102	362
Total Cash Equivalent (Cost $362 (000))		362
Total Investments — 99.2% (Cost $111,872 (000))		$133,628

Percentages are based on net assets of $134,677 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2013.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Burkenroad Small Cap Fund

Description	Shares	Value (000)
Common Stock — 99.4%
Apparel & Textiles — 1.1%
Oxford Industries	50,000	$2,469
Total Apparel & Textiles		2,469
Banks — 9.4%
First Financial Bankshares	80,000	3,285
International Bancshares	170,000	3,323
Primerica Inc. *	100,000	3,288
Prosperity Bancshares	70,000	3,158
Renasant	170,000	3,306
Southside Bancshares	150,000	3,171
Texas Capital Bancshares *	60,000	2,484
Total Banks		22,015
Building & Construction — 1.5%
Lennox International	60,000	3,451
Total Building & Construction		3,451
Casinos & Gaming — 1.6%
Multimedia Games Holding *	220,000	3,727
Total Casinos & Gaming		3,727
Chemicals — 1.7%
Axiall *	70,000	3,933
Total Chemicals		3,933
Commercial Services — 2.9%
Stewart Enterprises, Cl A	390,000	3,218
Team *	80,000	3,505
Total Commercial Services		6,723
Computer Software — 1.5%
Manhattan Associates *	50,000	3,425
Total Computer Software		3,425
Computers & Services — 3.0%
Arris Group *	200,000	3,304
Lender Processing Services	150,000	3,606
Total Computers & Services		6,910
Correctional Institutions — 1.6%
Geo Group	115,200	3,758
Total Correctional Institutions		3,758

Description	Shares	Value (000)
E-Commerce — 1.3%
PetMed Express	240,000	$3,130
Total E-Commerce		3,130
Electrical Utilities — 3.2%
Cleco	90,000	3,847
El Paso Electric	110,000	3,706
Total Electrical Utilities		7,553
Electronic Components & Equipment — 1.3%
Tech Data	60,000	3,055
Total Electronic Components & Equipment		3,055
Engineering Services — 1.6%
MasTec *	130,000	3,679
Total Engineering Services		3,679
Financial Services — 0.3%
Invesco Mortgage Capital	30,000	651
Total Financial Services		651
Food, Beverage & Tobacco — 5.1%
Cal-Maine Foods	80,000	3,334
Fresh Del Monte Produce	130,000	3,426
National Beverage	115,000	1,588
Sanderson Farms	70,000	3,534
Total Food, Beverage & Tobacco		11,882
Hotels & Lodging — 1.5%
Marriott Vacations Worldwide *	80,000	3,550
Total Hotels & Lodging		3,550
Household Products — 0.8%
Tupperware Brands	25,000	1,905
Total Household Products		1,905
Insurance — 6.9%
Amerisafe	120,000	3,437
Infinity Property & Casualty	55,000	3,271
ProAssurance	70,000	3,153
Protective Life	100,000	3,164
Stewart Information Services	120,000	3,187
Total Insurance		16,212
Leasing & Renting — 1.4%
Aaron’s	110,000	3,261
Total Leasing & Renting		3,261

Schedule of Investments	January 31, 2013

Burkenroad Small Cap Fund (concluded)

Description	Shares	Value (000)
Machinery — 2.2%
Alamo Group	100,000	$3,396
Sun Hydraulics	65,000	1,794
Total Machinery		5,190
Manufacturing — 1.5%
AZZ	80,000	3,423
Total Manufacturing		3,423
Medical Products & Services — 8.7%
ArthroCare *	90,000	3,279
Cyberonics *	80,000	3,469
Hanger *	120,000	3,448
HealthSouth *	140,000	3,340
MedAssets *	180,000	3,519
US Physical Therapy	130,000	3,198
Total Medical Products & Services		20,253
Paper & Paper Products — 4.2%
Graphic Packaging Holding *	500,000	3,505
Neenah Paper	100,000	3,094
Schweitzer-Mauduit International	80,000	3,259
Total Paper & Paper Products		9,858
Petroleum & Fuel Products — 11.4%
Bristow Group	55,000	3,134
Exterran Holdings *	150,000	3,486
Geospace Technologies *	50,000	4,508
Gulf Island Fabrication	80,000	1,858
Hornbeck Offshore Services*	100,000	3,681
RPC	250,000	3,742
SEACOR Holdings	35,000	3,184
Stone Energy *	140,000	3,150
Total Petroleum & Fuel Products		26,743
Petroleum Refining — 3.1%
Alon USA Energy	180,000	3,532
Western Refining	110,000	3,699
Total Petroleum Refining		7,231
Real Estate Investment Trusts — 1.4%
EastGroup Properties	60,000	3,362
Total Real Estate Investment Trusts		3,362

Description	Shares	Value (000)
Retail — 14.2%
AFC Enterprises *	120,000	$3,487
Brinker International	100,000	3,274
Carter’s *	37,000	2,229
Conn’s *	130,000	3,697
Francesca’s Holdings *	100,000	2,840
H&E Equipment Services	180,000	3,470
Hibbett Sports *	50,000	2,633
Pier 1 Imports	150,000	3,254
Pool	70,000	3,207
Sally Beauty Holdings *	65,000	1,725
Susser Holdings *	80,000	3,349
Total Retail		33,165
Transportation Services — 3.8%
International Shipholding	100,000	1,910
Ryder System	60,000	3,407
Saia *	140,000	3,631
Total Transportation Services		8,948
Web Hosting/Design — 1.2%
Web.com Group *	180,000	2,916
Total Web Hosting/Design		2,916
Total Common Stock (Cost $186,671 (000))		232,378
Cash Equivalent (A) — 1.3%
Federated Prime Obligations Fund, Cl I, 0.090%	2,993,432	2,993
Total Cash Equivalent (Cost $2,993 (000))		2,993
Total Investments — 100.7% (Cost $189,664 (000))		$235,371

Percentages are based on net assets of $233,730 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2013.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Quantitative Long/Short Fund

Description	Shares	Value (000)
Common Stock — 104.6%
Advertising Agencies — 0.9%
Interpublic Group	38,350	$464
Total Advertising Agencies		464
Aerospace & Defense — 4.7%
AAR	12,700	239
Boeing	5,220	386
Huntington Ingalls Industries	9,950	441
Lockheed Martin (1)	5,350	465
Northrop Grumman (1)	6,380	415
Triumph Group (1)	8,730	614
Total Aerospace & Defense		2,560
Agriculture — 1.1%
CF Industries Holdings (1)	2,680	614
Total Agriculture		614
Airlines — 0.8%
SkyWest	33,810	427
Total Airlines		427
Automotive — 2.9%
Ford Motor	38,640	501
Goodyear Tire & Rubber	30,910	425
Superior Industries International	13,040	264
Thor Industries	9,110	383
Total Automotive		1,573
Banks — 5.9%
BancorpSouth	36,430	528
Bank of America (1)	48,680	551
Capital One Financial	8,630	486
International Bancshares	12,860	252
PacWest Bancorp	18,750	515
Regions Financial (1)	75,860	590
Wilshire Bancorp	46,080	283
Total Banks		3,205
Building & Construction — 0.9%
Granite Construction	12,650	460
Total Building & Construction		460
Cable/Media — 1.3%
CBS, Cl B (1)	17,010	710
Total Cable/Media		710

Description	Shares	Value (000)
Casinos & Gaming — 0.8%
Multimedia Games Holding *	26,880	$455
Total Casinos & Gaming		455
Chemicals — 3.2%
Ashland	4,160	327
Cytec Industries	6,240	457
NewMarket	1,860	475
PPG Industries	3,550	489
Total Chemicals		1,748
Computer Software — 3.4%
Cadence Design Systems	45,000	627
Fair Isaac	15,710	708
Netscout Systems *	18,850	491
Total Computer Software		1,826
Computers & Services — 5.7%
Alliance Data Systems *	4,330	682
Broadridge Financial Solutions	9,660	228
Cisco Systems (1)	25,470	524
Convergys	27,630	470
Fidelity National Information Services	8,510	316
International Business Machines	1,370	278
Total System Services (1)	24,110	561
Total Computers & Services		3,059
Consumer Electronics — 0.6%
Harman International Industries	7,720	346
Total Consumer Electronics		346
Containers & Packaging — 0.8%
Ball	10,050	448
Total Containers & Packaging		448
Data Processing & Outsourced Services — 1.6%
Computer Sciences	5,800	242
Fiserv	7,580	609
Total Data Processing & Outsourced Services		851
Drug Retail — 1.9%
AmerisourceBergen, Cl A	9,080	412
CVS Caremark (1)	11,674	598
Total Drug Retail		1,010

Schedule of Investments	January 31, 2013

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Pharmaceuticals — 1.1%
AbbVie (1)	7,230	$265
Actavis *	3,940	341
Total Pharmaceuticals		606
E-Commerce — 0.7%
Expedia	5,800	379
Total E-Commerce		379
Electronic Components & Equipment — 0.3%
MTS Systems	2,900	165
Total Electronic Components & Equipment		165
Engineering Services — 1.8%
AECOM Technology *	18,350	469
EMCOR Group (1)	13,140	478
Total Engineering Services		947
Entertainment — 1.5%
Gannett (1)	25,210	495
Valassis Communications	10,630	298
Total Entertainment		793
Financial Services — 0.9%
Discover Financial Services (1)	13,090	503
Total Financial Services		503
Food, Beverage & Tobacco — 4.2%
Cal-Maine Foods (1)	13,940	581
Hubbell, Cl B	6,910	629
Kroger	22,220	615
Tyson Foods, Cl A	21,250	470
Total Food, Beverage & Tobacco		2,295
Home Furnishings — 0.5%
Mohawk Industries	2,700	275
Total Home Furnishings		275
Household Products — 3.3%
Energizer Holdings	5,890	513
Kimberly-Clark	4,640	415
Whirlpool	7,180	828
Total Household Products		1,756
Industrials — 1.1%
Textron	20,360	585
Total Industrials		585

Description	Shares	Value (000)
Information Technology — 1.7%
Acxiom *	24,150	$428
Oracle	13,720	487
Total Information Technology		915
Insurance — 3.8%
American International Group *	8,310	314
Everest Re Group	4,820	558
First American Financial	9,470	226
ProAssurance	8,580	387
Protective Life (1)	18,810	595
Total Insurance		2,080
Machinery — 2.0%
AGCO (1)	11,100	588
ITT	20,000	514
Total Machinery		1,102
Managed Health Care — 0.9%
UnitedHealth Group (1)	8,770	484
Total Managed Health Care		484
Manufacturing — 0.5%
AZZ	5,700	244
Total Manufacturing		244
Medical Products & Services — 12.8%
Air Methods	11,590	507
Amgen (1)	4,830	413
Bio-Reference Labs	18,220	506
Community Health Systems	14,590	559
Gentiva Health Services	28,980	287
Hologic	9,660	230
Life Technologies	11,470	742
Omnicare (1)	15,000	584
ResMed (1)	12,900	565
STERIS (1)	11,880	448
SurModics *	9,660	233
Teleflex	5,890	442
Thermo Fisher Scientific	6,760	488
Thoratec *	11,780	430
Zimmer Holdings	6,470	483
Total Medical Products & Services		6,917
Office Furniture & Fixtures — 0.9%
Avery Dennison (1)	13,140	506
Total Office Furniture & Fixtures		506

Schedule of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Petroleum Refining — 6.8%
Exxon Mobil (1)	6,560	$590
HollyFrontier	8,500	444
Marathon Petroleum	7,630	566
Murphy Oil (1)	10,730	639
Phillips 66 (1)	3,485	211
Tesoro (1)	12,850	626
Valero Energy	13,520	591
Total Petroleum Refining		3,667
Pharmaceuticals — 2.0%
Abbott Laboratories (1)	7,230	245
Eli Lilly	6,850	368
Pfizer (1)	16,950	462
Total Pharmaceuticals		1,075
Printing & Publishing — 0.5%
Deluxe	6,760	249
Total Printing & Publishing		249
Retail — 11.7%
Bob Evans Farms	6,640	294
Brown Shoe	18,840	325
Cracker Barrel Old Country Store	3,800	246
Foot Locker (1)	16,570	569
Gap	12,070	394
Hot Topic	47,640	529
HSN	10,140	604
Macy’s (1)	15,480	612
Movado Group (1)	14,460	529
Papa John’s International *	7,340	412
PetSmart (1)	8,660	567
Ralph Lauren, Cl A	1,840	306
TJX	9,610	434
UniFirst (1)	5,800	474
Total Retail		6,295
Semi-Conductors & Instruments — 2.3%
FEI	10,290	627
Kulicke & Soffa Industries (1)	54,430	616
Total Semi-Conductors & Instruments		1,243
Specialized Consumer Services — 0.9%
H&R Block	22,220	506
Total Specialized Consumer Services		506

Description	Shares	Value (000)
Telecommunication Services — 1.4%
AOL	13,810	$423
United Online	53,130	353
Total Telecommunication Services		776
Telephones & Telecommunication — 1.9%
AT&T	6,830	238
Harris	11,200	518
Verizon Communications	6,040	263
Total Telephones & Telecommunication		1,019
Transportation Services — 1.7%
Toro	8,690	382
Trinity Industries	13,620	541
Total Transportation Services		923
Waste Management Services — 0.9%
Ingredion (1)	6,950	459
Total Waste Management Services		459
Total Common Stock (Cost $45,675 (000))		56,520
Cash Equivalents (A) — 2.6%
SEI Daily Income Prime Obligation Fund, Cl A, 0.020%	941,130	941
AIM Short-Term Investment Money Market, 0.070%	378,679	379
Federated Prime Obligations Fund, Cl I, 0.090%	111,023	111
Total Cash Equivalents (Cost $1,431 (000))		1,431
Total Investments — 107.2% (Cost $47,106 (000))		57,951
Securities Sold Short — (11.4)%
Common Stock — (11.4)%
Agriculture — (0.4)%
Intrepid Potash	(8,520)	(199)
Total Agriculture		(199)
Automotive — (0.4)%
Monro Muffler Brake	(5,210)	(188)
Total Automotive		(188)
Computer Software — (0.4)%
Blackbaud	(7,950)	(198)
Total Computer Software		(198)

Schedule of Investments	January 31, 2013

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)
Containers & Packaging — (0.4)%
Aptargroup	(3,810)	$ (196)
Total Containers & Packaging		(196)
Electrical Utilities — (2.1)%
ALLETE	(4,430)	(204)
Dominion Resources	(3,500)	(189)
Duke Energy	(2,800)	(192)
MDU Resources Group	(8,390)	(196)
SCANA	(3,910)	(183)
Southern	(4,240)	(188)
Total Electrical Utilities		(1,152)
Entertainment & Gaming — (0.4)%
Take-Two Interactive Software *	(15,850)	(193)
Total Entertainment & Gaming		(193)
Gas & Natural Gas — (1.1)%
New Jersey Resources	(4,580)	(193)
Questar	(9,010)	(209)
Spectra Energy	(6,630)	(184)
Total Gas & Natural Gas		(586)
Machinery — (0.3)%
Kaydon	(7,580)	(188)
Total Machinery		(188)
Metals & Mining — (0.3)%
Newmont Mining	(3,910)	(168)
Total Metals & Mining		(168)
Oil & Gas Exploration & Production — (0.3)%
Forest Oil *	(26,900)	(187)
Total Oil & Gas Exploration & Production		(187)
Petroleum & Fuel Products — (3.1)%
Approach Resources	(7,260)	(193)
Carrizo Oil & Gas	(8,690)	(187)
Comstock Resources *	(12,030)	(176)
Energen	(3,990)	(192)
FMC Technologies *	(4,250)	(201)
Lufkin Industries	(3,130)	(181)
Northern Oil and Gas *	(10,210)	(169)
PetroQuest Energy *	(36,630)	(188)
WPX Energy	(12,410)	(187)
Total Petroleum & Fuel Products		(1,674)

Description	Shares	Value (000)
Real Estate Investment Trust — (0.3)%
DiamondRock Hospitality	(20,160)	$(184)
Total Real Estate Investment Trust		(184)
Retail — (0.4)%
Darden Restaurants	(4,040)	(188)
Total Retail		(188)
Semi-Conductors & Instruments — (1.5)%
International Rectifier *	(10,230)	(200)
Mercury Systems *	(19,740)	(145)
Microchip Technology	(5,570)	(186)
Rubicon Technology *	(19,370)	(130)
Volterra Semiconductor	(10,570)	(174)
Total Semi-Conductors & Instruments		(835)
Total Common Stock (Proceeds $(5,931))		(6,136)
Total Securities sold short — (11.4)% (Proceeds $(5,931))		$(6,136)

Percentages are based on net assets of $54,043 (000).

*	Non-income producing security.
(1)	All or a portion of this security has been held in a segregated account as collateral for securities sold short.
(A)	The rate shown is the 7-day effective yield as of January 31, 2013.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Diversified International Fund

Description	Shares	Value (000)
Common Stock — 93.1%
Australia — 2.3%
BHP Billiton ADR	89,500	$7,045
Total Australia		7,045
Austria — 4.9%
Conwert Immobilien Invest	253,600	3,441
Erste Group Bank *	130,000	4,374
Schoeller-Bleckmann Oilfield Equipment	72,130	7,225
Total Austria		15,040
Bermuda — 2.0%
Everest Re Group	54,346	6,294
Total Bermuda		6,294
Brazil — 3.1%
Banco Bradesco ADR	251,083	4,615
Banco do Brasil	387,900	4,758
Total Brazil		9,373
Canada — 1.2%
Rogers Communications, Cl B	79,300	3,687
Total Canada		3,687
China — 10.7%
Anhui Conch Cement, Cl H	1,384,000	5,434
China Oilfield Services, Cl H	3,007,200	6,514
China Shipping Container Lines, Cl H *	11,399,000	3,498
Daphne International Holdings	2,001,000	2,578
Industrial & Commercial Bank of China, Cl H	4,491,000	3,382
Mindray Medical International ADR	141,100	5,334
Weichai Power, Cl H	1,460,400	6,025
Total China		32,765
Colombia — 1.8%
Bancolombia ADR	80,200	5,575
Total Colombia		5,575
Czech Republic — 1.1%
Komercni Banka	16,600	3,347
Total Czech Republic		3,347
France — 1.4%
Societe Generale *	96,407	4,354
Total France		4,354

Description	Shares	Value (000)
Hong Kong — 2.2%
Orient Overseas International	969,200	$6,792
Total Hong Kong		6,792
India — 3.7%
ICICI Bank ADR	247,800	11,349
Total India		11,349
Ireland — 5.0%
ICON	212,100	6,217
Shire	275,800	9,239
Total Ireland		15,456
Israel — 0.1%
Ceragon Networks *	31,605	154
Total Israel		154
Japan — 7.5%
Denso	215,300	8,068
Hitachi	812,000	4,823
Nippon Steel & Sumitomo Metal	1,439,000	3,989
Secom	126,300	6,311
Total Japan		23,191
Netherlands — 5.4%
Core Laboratories	86,700	11,067
KONINKLIJKE KPN	214,000	1,204
Royal Dutch Shell, Cl A	119,552	4,237
Total Netherlands		16,508
Norway — 5.5%
DNB	556,100	7,761
Norsk Hydro	807,000	3,858
StatoilHydro ADR	197,400	5,237
Total Norway		16,856
Panama — 1.9%
Carnival	152,179	5,892
Total Panama		5,892
Singapore — 1.5%
United Industrial	1,209,900	2,727
UOL Group	383,800	1,938
Total Singapore		4,665

Schedule of Investments	January 31, 2013

Diversified International Fund (concluded)

Description	Shares	Value (000)
South Korea — 4.6%
Hanjin Shipping *	127,558	$1,371
Hyundai Mobis *	18,746	4,906
POSCO ADR	42,600	3,470
Samsung Electronics	3,426	4,556
Total South Korea		14,303
Spain — 1.5%
Amadeus IT Holding, Cl A	185,800	4,660
Total Spain		4,660
Sweden — 2.7%
Getinge, Cl B	272,700	8,408
Total Sweden		8,408
Switzerland — 7.6%
Credit Suisse Group ADR	141,100	4,168
Novartis ADR	92,950	6,304
Roche Holding	28,600	6,327
Transocean	115,100	6,527
Total Switzerland		23,326
Taiwan — 1.7%
Advanced Semiconductor Engineering ADR	1,343,915	5,362
Total Taiwan		5,362
Turkey — 2.5%
Akbank	1,017,900	5,150
Turkiye Garanti Bankasi	478,700	2,400
Total Turkey		7,550
United Kingdom — 11.2%
ARM Holdings ADR	350,306	14,385
Diageo	281,332	8,372
HSBC Holdings	396,482	4,505
Rio Tinto ADR	129,100	7,290
Total United Kingdom		34,552
Total Common Stock (Cost $237,483 (000))		286,504
Exchange Traded Funds — 3.8%
iShares MSCI EAFE Index Fund	130,186	7,678
iShares MSCI United Kingdom Index Fund	225,000	4,156
Total Exchange Traded Funds (Cost $10,723 (000))		11,834

Description	Shares	Value (000)
Cash Equivalents(A) — 3.2%
Federated Prime Obligations Fund, Cl I, 0.090%	5,412,119	$5,412
Dreyfus Government Cash Management, 0.000%	4,313,561	4,314
Total Cash Equivalents (Cost $9,726 (000))		9,726
Total Investments — 100.1% (Cost $257,932 (000))		$308,064

Percentages are based on net assets of $307,630 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2013.

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and the Far East

MSCI — Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 97.5%
Alabama — 1.7%
Birmingham Water Works Board, Ser A, RB
Callable 01/01/22 @ 100 3.875%, 01/01/32	$335	$346
Total Alabama		346
District of Columbia — 0.6%
Metropolitan Washington, Airports Authority, Ser C, RB
Callable 10/01/18 @ 100 5.125%, 10/01/39	100	114
Total District of Columbia		114
Louisiana — 85.1%
Ascension Parish School Board, GO
Callable 03/01/22 @ 100 3.750%, 03/01/30	600	635
Callable 03/01/22 @ 100 3.250%, 03/01/26	305	313
Bienville Parish, GO
Callable 03/01/20 @ 100 4.000%, 03/01/29	180	199
Caddo-Bossier Parishes, Port Commission Project, RB
Callable 04/01/21 @ 100 5.125%, 04/01/37	100	110
Calcasieu Parish Public Trust Authority, RB, AGM
Callable 05/01/22 @ 100 4.750%, 05/01/33	250	271
City of Baton Rouge, Ser A-2, RB, AGM
Callable 08/01/18 @ 100 4.250%, 08/01/32	100	107
Desoto Parish School Board, RB
Callable 05/01/22 @ 100 3.500%, 05/01/32	370	381
Callable 05/01/22 @ 100 3.375%, 05/01/29	255	265
Hammond, Area Recreation District No. 1 Project, RB, AGM
Callable 04/01/18 @ 100 4.750%, 04/01/26	150	162
Jefferson Davis Parish, Road Sales Tax District No. 1 Project, RB
Callable 02/01/18 @ 101 4.550%, 02/01/25	160	174
Kenner Consolidated Sewage District, RB, AGM
Callable 11/01/21 @ 100 4.375%, 11/01/29	300	323

Description	Face Amount (000)	Value (000)
Lafayette, Consolidated Government, Public Improvement Project, RB
Callable 03/01/21 @ 100 5.000%, 03/01/29	$200	$231
Lafayette, Consolidated Government, RB
Callable 11/01/20 @ 100 4.750%, 11/01/35	200	223
Lafayette, Consolidated Government, RB, XLCA
Callable 11/01/17 @ 100 5.250%, 11/01/31	150	160
Lafayette, Consolidated Government, Ser B, RB
Callable 05/01/21 @ 100 4.250%, 05/01/26	200	221
Lafayette, Parish Law Enforcement District, GO
Callable 03/01/22 @ 100 3.250%, 03/01/32	280	287
Lafayette, Public Trust Financing Authority, Ragin Cajun Facilities Inc. Project, RB, AGM
Callable 10/01/19 @ 100 6.000%, 10/01/38	100	113
Lafayette, Public Trust Financing Authority, RB
Callable 10/01/22 @ 100 3.250%, 10/01/27	200	198
Livingston Parish School District No. 22, GO, AGM
Callable 03/01/22 @ 100 4.400%, 03/01/31	300	326
Livingston Parish Sewer District No. 2, RB, AGC
Callable 03/01/14 @ 102 5.200%, 03/01/44	105	109
Livingston Parish Sewer District No. 2, RB, AGM
Callable 03/01/22 @ 100 3.600%, 03/01/42	200	191
Louisiana Stadium & Exposition District, Ser A, RB
Callable 07/01/23 @ 100 3.625%, 07/01/36	400	395
Louisiana State, Gas & Fuels Tax Project, Ser B, RB
Callable 05/01/20 @ 100 5.000%, 05/01/32	150	178
Callable 05/01/20 @ 100 5.000%, 05/01/37	165	194
Louisiana State, University & Agricultural & Mechanical College, Auxilary, Ser A, RB
Callable 07/01/20 @ 100 5.000%, 07/01/35	100	112
Louisiana State, University & Agricultural & Mechanical College, Health Sciences Center Project, RB, NATL-RE
Callable 03/07/13 @ 100 6.375%, 05/01/31	200	200

Schedule of Investments	January 31, 2013

Louisiana Tax-Free Income Fund (continued)

Description	Face Amount (000)	Value (000)
Louisiana, Local Government Environmental Facilities & Community Development Auth, RB, AGM
Callable 09/01/22 @ 100 4.000%, 09/01/42	$1,000	$1,014
Louisiana, Local Government Environmental Facilities & Community Development Auth, RB
Callable 03/01/22 @ 100 4.000%, 03/01/42	250	253
Louisiana, Local Government Environmental Facilities & Community Development Authority, BRCC Facilities Corp. Project, RB
Callable 12/01/21 @ 100 4.125%, 12/01/32	750	799
Louisiana, Local Government Environmental Facilities & Community Development Authority, East Ascension Consolidation Project, RB, AMBAC
Callable 06/01/17 @ 100 4.500%, 12/01/47	150	153
Louisiana, Local Government Environmental Facilities & Community Development Authority, Jefferson Parish Project, Ser A, RB
Callable 04/01/19 @ 100 5.375%, 04/01/31	100	112
Louisiana, Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvements Project, RB, AMBAC
Callable 05/01/17 @ 100 5.000%, 05/01/27	250	268
Louisiana, Local Government Environmental Facilities & Community Development Authority, Livingston Parish Courthouse Project, RB, AGM
Callable 09/01/21 @ 100 4.625%, 09/01/41	300	319
Louisiana, Local Government Environmental Facilities & Community Development Authority, Nicholls State University Student Project, RB, AGM
Callable 10/01/20 @ 100 5.000%, 10/01/41	325	349
Louisiana, Local Government Environmental Facilities & Community Development Authority, Southeastern Louisiana University Project, Ser A, RB, AGM
Callable 10/01/20 @ 100 5.000%, 10/01/40	610	678

Description	Face Amount (000)	Value (000)
Louisiana, Local Government Environmental Facilities & Community Development Authority, Woman’s Hospital Foundation Project, Ser B, RB
Callable 10/01/15 @ 100 6.000%, 10/01/40	$125	$132
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM
Callable 07/01/21 @ 100 4.900%, 07/01/41	175	192
Louisiana, Public Facilities Authority, Archdioces of New Orleans, RB
Callable 07/01/17 @ 100 4.500%, 07/01/37	400	415
Louisiana, Public Facilities Authority, Franciscan Missionaries Project, RB
Callable 07/01/19 @ 100 6.750%, 07/01/39	200	240
Louisiana, Public Facilities Authority, Loyola University, RB
Callable 10/01/21 @ 100 5.000%, 10/01/41	1,000	1,117
Louisiana, Public Facilities Authority, Nineteenth Judicial District Court Project, RB, NATL-RE FGIC
Callable 06/01/17 @ 100 5.500%, 06/01/41	25	27
Louisiana, Public Facilities Authority, Ochsner Clinic Foundation Project, Ser B, RB
Pre-Refunded @ 100 5.500%, 05/15/26 (A)	115	154
Louisiana, Public Facilities Authority, University of New Orleans Research & Technology Project, RB, NATL-RE
Callable 09/01/16 @ 100 5.250%, 03/01/37	100	109
Parish of Ascension Louisiana, RB, AGM
Callable 04/01/18 @ 100 3.250%, 04/01/35	565	566
Plaquemines Parish, Ser A, RB
Callable 03/01/20 @ 101 4.550%, 03/01/28	115	127
Rapides Parish School District No. 52 Pineville, GO
Callable 04/01/22 @ 100 3.375%, 04/01/32	100	99
Callable 04/01/22 @ 100 3.250%, 04/01/31	200	196

Schedule of Investments

Louisiana Tax-Free Income Fund (continued)

Description	Face Amount (000)	Value (000)
Sabine Parish, Consolidated School District No. 20-South Sabine, GO
Callable 03/01/19 @ 100 4.000%, 03/01/26	$210	$235
St. John Baptist Parish, Marathon Oil Corp. Project, Ser A, RB
Callable 06/01/17 @ 100 5.125%, 06/01/37	315	336
St. Martin Parish, School District Project, GO, AGM
Callable 03/01/21 @ 100 5.000%, 03/01/31	100	115
St. Mary Parish, RB
Callable 03/01/20 @ 100 5.000%, 03/01/28	100	107
St. Tammany Parish Hospital Service District No. 2, GO
Callable 03/01/22 @ 100 3.125%, 03/01/32	260	265
St. Tammany Parish, Sales Tax District No. 3 Project, RB, CIFG
Callable 06/01/16 @ 101 5.000%, 06/01/31	200	212
State Charles Parish School District No. 1, GO
Callable 03/01/22 @ 100 3.000%, 03/01/30	300	298
Callable 03/01/22 @ 100 3.000%, 03/01/31	300	294
State Tammany Parish Hospital Service District No. 2, GO
Callable 03/01/22 @ 100 3.000%, 03/01/26	220	224
Tangipahoa Parish, Water District Project, RB, AMBAC
Callable 04/01/17 @ 100 4.375%, 04/01/47	350	358
Terrebonne Parish Consolidated Waterworks District No. 1, Ser A, RB
Callable 11/01/22 @ 100 5.000%, 11/01/33	225	258
Terrebonne Parish, Hospital Service District No. 1 Project, General Medical Center Project, RB
Callable 04/01/20 @ 100 5.000%, 04/01/28	150	162
Terrebonne Parish, Sales & Use Tax Project, Ser ST, RB, AGM
Callable 04/01/21 @ 100 5.250%, 04/01/36	200	229

Description	Face Amount (000)	Value (000)
Town of Livingston Louisiana, RB
Callable 08/01/21 @ 100 5.300%, 08/01/41	$250	$271
Zachary Community School District No. 1, GO
Callable 03/01/22 @ 100 3.500%, 03/01/32	200	208
Total Louisiana		16,969
Massachusetts — 1.1%
Massachusetts Water Resources Authority, Ser A, RB
Callable 08/01/16 @ 100 4.000%, 08/01/46	200	207
Total Massachusetts		207
Puerto Rico — 8.6%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB, AGM
Callable 07/01/18 @ 100 5.125%, 07/01/47	250	255
Puerto Rico Commonwealth, Electric Power Authority, Ser XX, RB
Callable 07/01/15 @ 100 5.250%, 07/01/35	310	312
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO
Callable 07/01/21 @ 100 6.000%, 07/01/40	125	133
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB
Callable 02/01/20 @ 100 5.500%, 08/01/42	450	478
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser C, RB
Callable 08/01/20 @ 100 6.000%, 08/01/39	100	110
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser C, RB, AGM
Callable 08/01/20 @ 100 5.125%, 08/01/42	200	213
Puerto Rico Infrastructure Financing Authority, Ser C, RB, AMBAC
5.500%, 07/01/23	200	214
Total Puerto Rico		1,715

Schedule of Investments	January 31, 2013

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Virgin Islands — 0.4%
Virgin Islands, Public Finance Authority, Capital Project, Ser A-1, RB
Callable 10/01/19 @ 100 5.000%, 10/01/39	$70	$74
Total Virgin Islands		74
Total Municipal Bonds (Cost $18,382 (000))		19,425
Cash Equivalents (B) — 1.5%
SEI Tax Exempt Trust — Institutional Tax Free Portfolio, Cl A, 0.020%	231,739	232
Federated Tax-Free Obligations Fund, 0.010%	71,409	71
Total Cash Equivalents (Cost $303 (000))		303
Total Investments — 99.0% (Cost $18,685 (000))		$19,728

Percentages are based on net assets of $19,937 (000).

(A)	Pre-Refunded Security — The maturity date show is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2013.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

CIFG — CDC IXIS Financial Guaranty

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

XLCA — XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 98.1%
District of Columbia — 1.4%
District of Columbia, United Negro College Fund Project, RB
Callable 07/01/20 @ 100 6.875%, 07/01/40	$415	$507
Washington, Convention Center Authority, Ser A, RB, AMBAC
Callable 10/01/16 @ 100 4.500%, 10/01/30	110	115
Total District of Columbia		622
Mississippi — 81.2%
Canton Public School District, COP
Callable 09/01/20 @ 100 4.750%, 09/01/30	855	917
City of Batesville Mississippi, GO
Callable 07/01/17 @ 100 3.000%, 07/01/22	275	286
Clinton Public School District, GO
Callable 10/01/21 @ 100 2.750%, 10/01/28	200	213
Gulfport Mississippi, Memorial Hospital at Gulfport Project, Ser A, RB
Callable 03/07/13 @ 100 5.750%, 07/01/31	400	401
Jackson, State University Educational Building Project, Ser A-1, RB
Callable 03/01/20 @ 100 5.000%, 03/01/34	1,245	1,404
Mississippi Business Finance, Ser A, RB
Callable 05/01/19 @ 100 5.000%, 05/01/37	150	163
Mississippi Development Bank, Jackson Public School District Project, RB
Callable 04/01/23 @ 100 5.000%, 04/01/28	1,000	1,140
Mississippi Development Bank, Jackson Water & Sewer Project, RB, AGM
Callable 09/01/22 @ 100 3.500%, 09/01/34	1,500	1,517
Mississippi Development Bank, Magnolia Regional Health Center Project, Ser A, RB
5.500%, 10/01/21	1,000	1,184
Mississippi Development Bank, Marshall County Industrial Development Authority, RB
Callable 01/01/22 @ 100 3.000%, 01/01/28	2,000	1,974

Description	Face Amount (000)	Value (000)
Mississippi Development Bank, Pearl River Community College Project, RB, AGM
Callable 09/01/22 @ 100 3.375%, 09/01/36	$1,000	$952
Mississippi Home, Ser A, RB, FHLMC, FNMA, GNMA
Callable 06/01/20 @ 100 4.550%, 12/01/31	50	53
Mississippi Hospital Equipment & Facilities Authority, Baptist Health Systems, Ser A, RB
Callable 08/15/17 @ 100 5.000%, 08/15/29	80	85
Mississippi, Development Bank, Attala County Project, RB
Callable 05/01/21 @ 100 5.750%, 05/01/36	120	134
Mississippi, Development Bank, Biloxi Project, Ser A, RB, AMBAC
Callable 11/01/16 @ 100 4.650%, 11/01/27	1,440	1,536
Mississippi, Development Bank, Capital & Equipment Acquisition Project, Ser A-2, RB, AMBAC
5.000%, 07/01/24	80	81
Mississippi, Development Bank, Capital & Equipment Project, Ser A, RB, AMBAC
5.000%, 07/01/31	36	37
Mississippi, Development Bank, Columbus Infrastructure Building Project, RB,
Callable 12/01/20 @ 100 4.500%, 12/01/30	100	116
Mississippi, Development Bank, Department of Corrections Project, Ser D, RB
Callable 08/01/20 @ 100 5.250%, 08/01/27	250	291
Callable 08/01/20 @ 100 5.000%, 08/01/22	200	234
Mississippi, Development Bank, Department of Corrections Project, Ser D, RB
5.000%, 08/01/19	200	238
Mississippi, Development Bank, Flowood Refunding Project, RB
Callable 11/01/21 @ 100 4.125%, 11/01/31	1,050	1,145
Mississippi, Development Bank, Greene County Regional Project, RB
4.250%, 04/01/21	250	279
4.125%, 04/01/20	200	222
Mississippi, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/24	200	246

Schedule of Investments	January 31, 2013

Mississippi Tax-Free Income Fund (continued)

Description	Face Amount (000)	Value (000)
Mississippi, Development Bank, Hinds Community College Project, RB, AGM
Callable 04/01/21 @ 100 5.125%, 04/01/41	$400	$454
Callable 04/01/21 @ 100 4.200%, 04/01/24	400	449
Mississippi, Development Bank, Hinds Community College Project, RB, AGM
Callable 10/01/19 @ 100 5.375%, 10/01/33	50	58
Mississippi, Development Bank, Jackson City Project, RB, AMBAC
Callable 03/01/16 @ 100 5.000%, 03/01/22	175	195
Mississippi, Development Bank, Jackson Public School District Building Project, RB, AGM
Callable 04/01/18 @ 100 5.375%, 04/01/28	250	282
Mississippi, Development Bank, Jackson Redevelopment Authority Project, Ser A, RB
Callable 06/01/21 @ 100 4.500%, 06/01/31	100	109
Mississippi, Development Bank, Jones County Junior College Project, Ser Junior College, RB, AGM
Callable 03/01/19 @ 100 5.125%, 03/01/39	250	281
Callable 03/01/19 @ 100 5.000%, 03/01/33	75	84
Mississippi, Development Bank, Jones County Rest Home Project, RB, AGM
Callable 04/01/21 @ 100 5.500%, 04/01/30	385	444
Callable 04/01/21 @ 100 5.250%, 04/01/27	305	347
Callable 04/01/21 @ 100 5.125%, 04/01/26	50	56
Callable 04/01/21 @ 100 5.000%, 04/01/24	105	120
Callable 04/01/21 @ 100 3.250%, 04/01/28	535	546
Mississippi, Development Bank, Lauderdale County Bond Project, RB
Callable 04/01/19 @ 100 3.375%, 04/01/26	115	119
Mississippi, Development Bank, Lowndes County Industrial Development Project, RB, AGM
Callable 07/01/17 @ 100 5.000%, 07/01/27	450	488

Description	Face Amount (000)	Value (000)
Mississippi, Development Bank, Lowndes County Project, RB, AGM
Callable 12/01/20 @ 100 5.000%, 12/01/25	$100	$116
Mississippi, Development Bank, Magnolia Regional Health Center Project, Ser A, RB
4.500%, 10/01/18	550	606
Mississippi, Development Bank, Monroe County Hospital Project, RB
Callable 07/01/19 @ 100 5.000%, 07/01/26	285	307
Mississippi, Development Bank, Municipal Energy Agency Power Supply Project, RB, XLCA
Callable 03/01/16 @ 100 5.000%, 03/01/41	450	459
Mississippi, Development Bank, Pearl Capital Improvement Project, RB, AGM
Callable 12/01/21 @ 100 4.000%, 12/01/31	930	966
Mississippi, Development Bank, Special Obligation, Ser A, RB, AGM
Callable 10/01/21 @ 100 5.750%, 10/01/31	710	839
Mississippi, Development Bank, Tax Increment Financing Project, TA
Callable 05/01/19 @ 100 4.500%, 05/01/24	120	133
Mississippi, Development Bank, Water & Sewer Project, RB, AGM
Callable 03/01/22 @ 100 3.500%, 03/01/32	500	508
Mississippi, Development Bank, Water & Sewer Project, RB, AGM
Callable 07/01/20 @ 100 5.250%, 07/01/30	230	263
Mississippi, Development Bank, Water & Sewer Project, Ser A, RB, AGM
Callable 09/01/21 @ 100 4.500%, 09/01/34	1,050	1,151
Mississippi, Development Bank, Water & Sewer System Project, RB, AGM, Pre-Refunded @ 100
5.000%, 09/01/29 (A)	220	236
5.000%, 09/01/34 (A)	100	108
Mississippi, Development Bank, West Rankin Utility Authority Project, RB, AGM
Callable 01/01/18 @ 100 5.000%, 01/01/28	600	657

Schedule of Investments

Mississippi Tax-Free Income Fund (continued)

Description	Face Amount (000)	Value (000)
Mississippi, Hospital Equipment & Facilities Authority, Health Services Project, Ser 1, RB
Callable 10/01/20 @ 100 5.000%, 10/01/39	$565	$619
Mississippi, State University Educational Building, RB
Callable 08/01/21 @ 100 5.000%, 08/01/41	705	792
Mississippi, State University Educational Building, Residence Hall Construction Project, RB
Callable 08/01/19 @ 100 5.250%, 08/01/33	60	68
Oxford, School District, School Improvement Project, GO
Callable 04/01/21 @ 100 4.500%, 04/01/31	500	577
Ridgeland, Mississippi, Colony Park Project, TA
Callable 04/01/21 @ 100 6.375%, 04/01/31	500	553
State of Mississippi, Capital Improvement Project, Ser A, GO
Callable 10/01/21 @ 100 5.000%, 10/01/36	2,500	2,905
Callable 10/01/21 @ 100 4.000%, 10/01/36	1,000	1,075
Callable 10/01/21 @ 100 3.750%, 10/01/31	910	973
State of Mississippi, Capital Improvement Project, Ser B, GO, Pre-Refunded @ 100
5.000%, 12/01/23 (A)	170	203
University of Mississippi Educational Building, Medical Center Educational Building, Ser A, RB
Callable 06/01/22 @ 100 4.000%, 06/01/41	2,165	2,231
University of Mississippi Educational Building, Student Housing Construction Project, Ser I, RB
Callable 10/01/16 @ 100 3.900%, 10/01/31	750	775
University of Southern Mississippi, Campus Facilities Improvement Project, RB
Callable 09/01/19 @ 100 5.250%, 09/01/32	400	461
Callable 09/01/19 @ 100 5.125%, 09/01/29	415	478
Total Mississippi		36,939
Puerto Rico — 9.3%
Commonwealth of Puerto Rico, Ser A, GO
Callable 07/01/22 @ 100 5.125%, 07/01/37	1,000	994

Description	Face Amount (000)	Value (000)
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB, AGM
Callable 07/01/18 @ 100 5.125%, 07/01/47	$150	$153
Puerto Rico Commonwealth, Electric Power Authority, Ser XX, RB
Callable 07/01/15 @ 100 5.250%, 07/01/35	180	181
Puerto Rico Commonwealth, Electric Power Authority, Ser XX, RB
Callable 07/01/20 @ 100 5.750%, 07/01/36	220	231
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO, AGM
Callable 07/01/16 @ 100 6.000%, 07/01/33	150	157
Puerto Rico Commonwealth, Public Improvement Project, Ser C, GO
Callable 07/01/21 @ 100 5.750%, 07/01/36	350	369
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB
Callable 02/01/20 @ 100 5.500%, 08/01/42	1,500	1,593
Puerto Rico Infrastructure Financing Authority, Ser C, RB, AMBAC
5.500%, 07/01/23	500	535
Total Puerto Rico		4,213
Texas — 4.9%
City of Austin Texas Water & Wastewater System Revenue, RB
Callable 11/15/21 @ 100 5.000%, 11/15/41	500	573
City of Georgetown Texas, GO
Callable 08/15/21 @ 100 3.625%, 02/15/37	1,000	1,017
Harris County Texas, Ser C, RB
Callable 08/15/19 @ 100 5.000%, 08/15/33	300	342
North Texas, Municipal Water District Project, RB
Callable 09/01/18 @ 100 5.000%, 09/01/38	265	306
Total Texas		2,238
Virgin Islands — 1.3%
Virgin Islands, Public Finance Authority, Capital Project, Ser A-1, RB
Callable 10/01/19 @ 100 5.000%, 10/01/39	350	368

Schedule of Investments	January 31, 2013

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Virgin Islands, Public Finance Authority, Matching Fund Loan Project, Ser A, RB
Callable 10/01/20 @ 100 5.000%, 10/01/29	$100	$109
Virgin Islands, Public Finance Authority, Matching Fund Loan Project, Sub-Ser B, RB
Callable 10/01/20 @ 100 5.250%, 10/01/29	100	110
Total Virgin Islands		587
Total Municipal Bonds (Cost $41,872 (000))		44,599
Cash Equivalent (B) — 0.3%
SEI Tax Exempt Trust — Institutional Tax Free Portfolio, Cl A, 0.020%	152,076	152
Total Cash Equivalent (Cost $152 (000))		152
Total Investments — 98.4% (Cost $42,024 (000))		$44,751

Percentages are based on net assets of $45,470 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2013.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Diversified Income Fund

Description	Shares	Value (000)
Registered Investment Companies — 76.7%
Exchange-Traded Funds — 41.6%
Alerian MLP Exchange Traded Fund	494,981	$8,558
iShares S&P U.S. Preferred Stock Index Fund	171,269	6,877
Total Exchange-Traded Funds		15,435
Open-End Fund — 35.1%
BlackRock High Yield Bond Fund, Institutional Class	1,596,568	13,028
Total Open-End Fund		13,028
Total Registered Investment Companies (Cost $28,215 (000))		28,463
Common Stock — 9.2%
Advertising Agencies — 0.1%
Harte-Hanks	5,505	45
Total Advertising Agencies		45
Aerospace & Defense — 0.3%
Lockheed Martin	399	35
Northrop Grumman	531	35
Raytheon	651	34
Total Aerospace & Defense		104
Banks — 0.6%
City Holding	927	35
First Financial Bancorp	2,313	36
NBT Bancorp	1,704	35
People’s United Financial	2,853	35
S&T Bancorp	1,939	36
United Bankshares	1,401	36
Valley National Bancorp	3,602	35
Total Banks		248
Computers & Services — 0.1%
Lexmark International, Cl A	1,459	35
Total Computers & Services		35
Containers & Packaging — 0.1%
Greif, Cl A	749	35
Total Containers & Packaging		35

Description	Shares	Value (000)
E-Commerce — 0.1%
PetMed Express	2,698	$35
Total E-Commerce		35
Educational Services — 0.1%
Strayer Education	629	36
Total Educational Services		36
Electrical Utilities — 0.8%
Ameren	1,086	35
Consolidated Edison	620	35
DTE Energy	556	35
Entergy	545	35
Exelon	1,127	35
FirstEnergy	876	36
Pepco Holdings	1,815	35
PPL	1,182	36
Public Service Enterprise	1,141	36
Total Electrical Utilities		318
Entertainment — 0.1%
Meredith	971	35
Total Entertainment		35
Financial Services — 0.4%
Redwood Trust	3,637	70
Starwood Property Trust	2,741	70
Total Financial Services		140
Food, Beverage & Tobacco — 0.2%
Altria Group	1,045	35
Universal	647	35
Total Food, Beverage & Tobacco		70
Gas & Natural Gas — 0.3%
AGL Resources	847	35
Laclede Group	885	35
UGI	1,005	36
Total Gas & Natural Gas		106
Home Furnishings — 0.1%
Leggett & Platt	1,186	35
Total Home Furnishings		35

Schedule of Investments	January 31, 2013

Diversified Income Fund (continued)

Description	Shares	Value (000)
Investment Management Companies — 0.1%
Federated Investors, Cl B	1,488	$35
Total Investment Management Companies		35
Metals & Mining — 0.1%
Cliffs Natural Resources	967	36
Total Metals & Mining		36
Office Furniture & Fixtures — 0.2%
Anixter International	524	35
Pitney Bowes	2,941	43
Total Office Furniture & Fixtures		78
Paper & Paper Products — 0.1%
Sonoco Products	1,136	35
Total Paper & Paper Products		35
Petroleum & Fuel Products — 0.1%
Chevron	311	36
Total Petroleum & Fuel Products		36
Petroleum Refining — 0.2%
ConocoPhillips	588	34
HollyFrontier	700	37
Total Petroleum Refining		71
Pharmaceuticals — 0.1%
Johnson & Johnson	476	35
Total Pharmaceuticals		35
Real Estate Investment Trust — 4.2%
BioMed Realty Trust	3,406	69
Brandywine Realty Trust	5,431	69
Corporate Office Properties Trust	2,589	69
DCT Industrial Trust	9,829	70
Duke Realty	4,560	70
EPR Properties	1,500	70
Franklin Street Properties	5,259	68
HCP	1,467	68
Health Care	1,095	69
Healthcare Realty Trust	2,696	69
Highwoods Properties	1,966	71
Home Properties	1,110	68
Hospitality Properties Trust	2,737	69
Lexington Realty Trust	6,346	70
Liberty Property Trust	1,770	69
Mack-Cali Realty	2,567	70

Description	Shares	Value (000)
National Retail Properties	2,196	$70
Omega Healthcare Investors	2,743	70
Piedmont Office Realty Trust, Cl A	3,526	68
Realty Income	2,298	101
Senior Housing Properties Trust	2,891	70
Washington Real Estate Investment Trust	2,462	70
Total Real Estate Investment Trust		1,557
Retail — 0.4%
Buckle	760	36
Cato, Cl A	1,308	36
Hasbro	946	35
Mattel	949	36
Total Retail		143
Semi-Conductors & Instruments — 0.1%
Intel	1,649	34
Total Semi-Conductors & Instruments		34
Telephones & Telecommunication — 0.2%
AT&T	1,022	36
CenturyLink	897	36
Total Telephones & Telecommunication		72
Transportation Services — 0.1%
Werner Enterprises	1,496	35
Total Transportation Services		35
Total Common Stock (Cost $3,287 (000))		3,409
Preferred Stock — 4.3%
Banks — 1.1%
Ally Financial 8.50% (A)	7,400	195
First Niagara Financial Group 8.625% (A)	6,800	203
Total Banks		398
Insurance — 2.2%
Aegon 6.375% (A)	7,630	200
American Financial Group 5.750%, 08/25/2042	7,800	203
Hartford Financial Services Group
7.875%, 04/15/2042	6,800	197
Maiden Holdings North America
8.000%, 03/27/2042	7,425	200
Total Insurance		800

Schedule of Investments

Diversified Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Pipelines — 0.5%
NuStar Logistics
7.625%, 01/15/2043	7,500	$194
Total Pipelines		194
Telephones & Telecommunication — 0.5%
Qwest 7.000%, 04/01/2052	7,411	197
Total Telephones & Telecommunication		197
Total Preferred Stock (Cost $1,586 (000))		1,589
Corporate Bonds — 2.5%
Casinos & Gambling — 0.7%
Boyd Gaming
9.000%, 07/01/20	$250	254
Total Casinos & Gambling		254
Materials — 0.7%
Hexion US Finance
6.625%, 04/15/20	250	246
Total Materials		246
Metals & Mining — 0.7%
United States Steel
7.500%, 03/15/22	250	264
Total Metals & Mining		264
Telephones & Telecommunication — 0.4%
Frontier Communications
8.750%, 04/15/22	145	168
Total Telephones & Telecommunication		168
Total Corporate Bonds (Cost $944 (000))		932
Cash Equivalent (B) — 40.2%
Federated Prime Obligations Fund, Cl I, 0.090%	14,914,818	14,915
Total Cash Equivalent (Cost $14,915 (000))		14,915
Total Investments — 132.9% (Cost $48,947 (000))		$49,308

Percentages are based on net assets of $37,087 (000).

(A)	Perpetual Maturity.
(B)	The rate reported is the 7-day effective yield as of January 31, 2013.

Cl — Class

MLP — Master Limited Partnership

S&P — Standard and Poor’s

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1)	As of January 31, 2013

	Government Money Market Fund	Core Bond Fund
Assets:
Investments in securities at value (Cost $329,995 and $232,472, respectively)	$329,995	$245,928
Repurchase agreements at value (Cost $243,207 and $0, respectively)	243,207	—
Affiliated investments at value (Cost $0 and $3,732, respectively)	—	3,732
Receivable from Administrator	17	—
Receivable for capital shares sold	—	255
Receivable from Adviser	207	16
Shareholder servicing fees receivable	92	—
Distribution fees receivable	70	—
Accrued income	61	1,329
Prepaid expenses	30	12

Total Assets	573,679	251,272

Liabilities:
Payable for investment securities purchased	—	4,020
Payable for capital shares redeemed	—	144
Payable due to Adviser	193	123
Shareholder servicing fees payable	92	13
Payable for distribution fees	69	6
Payable due to Administrator	33	14
Payable due to Custodian	26	12
Payable due to Transfer Agent	5	5
Income distribution payable	5	—
Chief Compliance Officer fees payable	3	1
Other accrued expenses	92	51

Total Liabilities	518	4,389

Net Assets	$573,161	$246,883

Net Assets:
Paid-in-Capital	$573,191	$235,038
Distributions in excess of net investment income	(3)	(355)
Accumulated net realized loss on investments	(27)	(1,256)
Net unrealized appreciation on investments	—	13,456

Net Assets	$573,161	$246,883

Institutional Class Shares:
Net Assets	$101,794	$193,279
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	101,796,986	11,537,216
Net Asset Value Per Share	$1.00	$16.75

Institutional Sweep Class Shares:
Net Assets	$120,259	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	120,264,865	n/a
Net Asset Value Per Share	$1.00	n/a

Class A Shares:
Net Assets	$351,108	$43,971
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	351,125,850	2,630,148
Net Asset Value Per Share	$1.00	$16.72

Maximum Offering Price Per Share ($16.72 ÷ 96.00%)	n/a	$17.42

Class C Shares:
Net Assets	n/a	$9,633
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	573,476
Net Asset Value Per Share	n/a	$16.80

“n/a” designates that the Fund does not offer this class or the Fund does not impose a sales charge.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)

	Value Fund		Growth Fund	Burkenroad Small Cap Fund
Assets:
Investments in securities at value (Cost $136,722, $111,872 and $189,664 respectively)	$165,807		$133,628	$235,371
Receivable for investment securities sold	2,175		1,376	16,319
Receivable for capital shares sold	53		22	1,368
Reclaim receivable	6		—	—
Accrued income	112		15	46
Shareholder servicing fees receivable	—		7	—
Receivable from Adviser	—		—	15
Prepaid expenses	17		21	29

Total Assets	168,170		135,069	253,148

Liabilities:
Payable for investment securities purchased	—		—	18,874
Payable for capital shares redeemed	1,274		256	241
Payable due to Adviser	116		92	167
Shareholder servicing fees payable	13		—	54
Payable due to Administrator	10		8	12
Payable due to Custodian	654		6	9
Payable due to Transfer Agent	5		5	3
Payable for distribution fees	3		—	10
Chief Compliance Officer fees payable	1		1	1
Other accrued expenses	27		24	47

Total Liabilities	2,103		392	19,418

Net Assets	$166,067		$134,677	$233,730

Net Assets:
Paid-in-Capital	$136,166		$107,573	$187,554
Undistributed (distributions in excess of) net investment income	576		(66)	(262)
Accumulated net realized gain on investments	240		5,414	731
Net unrealized appreciation on investments	29,085		21,756	45,707

Net Assets	$166,067		$134,677	$233,730

Institutional Class Shares:
Net Assets	$112,163		$110,640	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,601,697		5,704,383	n/a
Net Asset Value Per Share	$24.37		$19.40	n/a

Class A Shares:
Net Assets	$49,081		$23,581	$216,757
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,021,416		1,250,587	4,855,950
Net Asset Value Per Share	$24.28		$18.86	$44.64

Maximum Offering Price Per Share ($24.28, $18.86, $44.64 ÷ 94.75%, respectively)	$25.63		$19.91	$47.11

Class C Shares:
Net Assets	$4,823		$456	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	203,206		26,554	n/a
Net Asset Value Per Share	$23.74	*	$17.17	n/a

Class D Shares:
Net Assets	n/a		n/a	$16,973
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a		n/a	388,756
Net Asset Value Per Share	n/a		n/a	$43.66

“n/a” designates that the Fund does not offer this class.

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)	As of January 31, 2013

	Quantitative Long/Short Fund		Diversified International Fund
Assets:
Investments in securities at value (Cost $47,106 and $257,932, respectively)	$57,951		$308,064
Receivable from Prime Broker	1,412		—
Receivable for investment securities sold	1,992		32
Receivable for capital shares sold	11		92
Foreign currency (Cost $0, and $50, respectively)	—		50
Accrued income	16		114
Reclaim receivable	—		114
Prepaid expenses	10		26

Total Assets	61,392		308,492

Liabilities:
Securities sold short (Proceeds $5,931 and $0, respectively)	6,136		—
Payable for investment securities purchased	—		357
Payable due to Adviser	42		258
Payable due to Transfer Agent	4		5
Payable due to Administrator	3		18
Payable for capital shares redeemed	1,149		118
Payable due to Custodian	1		34
Shareholder servicing fees payable	1		10
Chief Compliance Officer fees payable	—		2
Trustee’s fees payable	—		1
Other accrued expenses	13		59

Total Liabilities	7,349		862

Net Assets	$54,043		$307,630

Net Assets:
Paid-in-Capital	$43,108		$259,216
Undistributed (distributions in excess of) net investment income	52		(242)
Accumulated net realized gain (loss) on investments (including securities sold short and foreign currency transactions)	243		(1,480)
Net unrealized appreciation on investments (including securities sold short and foreign currency transactions)	10,640		50,136

Net Assets	$54,043		$307,630

Institutional Class Shares:
Net Assets	$49,029		$260,248
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,787,349		12,227,218
Net Asset Value Per Share	$17.59		$21.28

Class A Shares:
Net Assets	$4,993		$47,075
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	286,734		2,219,437
Net Asset Value Per Share	$17.41		$21.21

Maximum Offering Price Per Share ($17.41 and $21.21 ÷ 94.75%, respectively)	$18.37		$22.39

Class C Shares:
Net Assets	$21		$307
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,260		14,773
Net Asset Value Per Share	$16.85	*	$20.81 *

“n/a” designates that the Fund does not offer this class.

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)

	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Assets:
Investments in securities at value (Cost $18,685, $42,024 and $48,947, respectively)	$19,728	$44,751	$49,308
Receivable for capital shares sold	—	224	2,860
Accrued income	244	565	46
Receivable from Adviser	8	8	14
Deferred offering costs	—	—	8
Prepaid expenses	3	4	1

Total Assets	19,983	45,552	52,237

Liabilities:
Payable for investment securities purchased	—	—	3,786
Payable for capital shares redeemed	21	32	1
Payable due to Adviser	10	23	9
Payable due to Transfer Agent	3	3	5
Payable due to Administrator	1	3	1
Payable due to Custodian	1	1	11,341
Shareholder servicing fees payable	2	7	—
Other accrued expenses	8	13	7

Total Liabilities	46	82	15,150

Net Assets	$19,937	$45,470	$37,087

Net Assets:
Paid-in-Capital	$18,889	$42,722	$36,723
Undistributed net investment income	5	9	—
Accumulated net realized gain on investments	—	12	3
Net unrealized appreciation on investments	1,043	2,727	361

Net Assets	$19,937	$45,470	$37,087

Institutional Class Shares:
Net Assets	$6,623	$8,369	$33,018
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	381,707	486,190	2,130,778
Net Asset Value Per Share	$17.35	$17.21	$15.50

Class A Shares:
Net Assets	$13,314	$37,101	$3,757
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	767,497	2,155,995	242,300
Net Asset Value Per Share	$17.35	$17.21	$15.50	*

Maximum Offering Price Per Share ($17.35, $17.21 ÷ 96.00% and $15.50 ÷ 95.75%, respectively)	$18.07	$17.93	$16.19

Class C Shares:
Net Assets	n/a	n/a	$312
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	n/a	20,160
Net Asset Value Per Share	n/a	n/a	$15.50	*

“n/a” designates that the Fund does not offer this class.

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)	For the year ended January 31, 2013

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund	Burkenroad Small Cap Fund
Investment Income:
Interest income	$855	$5,429	$—	$—	$—
Dividend income	—	1,110	3,719	1,756	4,148
Income from Affiliated Investments	—	1	—	—
Less: Foreign Taxes Withheld	—	—	—	(3)	—

Total Investment Income	855	6,540	3,719	1,753	4,148

Expenses:
Investment advisory fees	2,186	1,296	1,327	920	1,370
Administration fees	393	155	119	83	103
Shareholder servicing fees — Institutional Sweep Class	299	n/a	n/a	n/a
Shareholder servicing fees — Class A	783	139	160	79	329
Shareholder servicing fees — Class C	n/a	16	12	1	n/a
Shareholder servicing fees — Class D	n/a	n/a	n/a	n/a	32
Distribution fees — Class A	783	—	—	—	—
Distribution fees — Class C	n/a	49	37	3	n/a
Distribution fees — Class D	n/a	n/a	n/a	n/a	32
Custodian fees	164	65	50	35	43
Transfer agent fees	56	56	56	56	37
Trustees' fees	38	14	12	7	8
Chief Compliance Officer fees	11	4	3	2	3
Professional fees	126	53	39	30	41
Printing fees	62	22	16	12	21
Registration fees	34	21	41	34	54
Insurance and other expenses	98	38	10	7	7

Total Expenses	5,033	1,928	1,882	1,269	2,080

Less: Investment advisory fees waived	(2,186)	(111)	—	—	(35)
Less: Reimbursement from Adviser	(87)	—	—	—	—
Less: Administration fees waived	(95)	—	—	—	—
Less: Shareholder servicing fees reimbursed by Adviser — Institutional Sweep Class	(299)	n/a	n/a	n/a	n/a
Less: Shareholder servicing fees reimbursed by Adviser — Class A	(783)	—	—	—	—
Less: Distribution fees waived — Class A	(783)	—	—	—	—

Total Net Expenses	800	1,817	1,882	1,269	2,045

Net Investment Income	55	4,723	1,837	484	2,103

Net realized gain (loss) from investments	(2)	(1,215)	13,562	12,856	1,811
Net change in unrealized appreciation (depreciation) on investments	—	3,217	8,380	3,217	26,044

Net Realized and Unrealized Gain (Loss) on investments	(2)	2,002	21,942	16,073	27,855

Net Increase in Net Assets Resulting from Operations	$53	$6,725	$23,779	$16,557	$29,958

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (concluded)	For the year or period ended January 31, 2013

	Quantitative Long/Short Fund	Diversified International Fund	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund†
Investment Income:
Interest income	$—	$—	$610	$1,570	$—
Dividend income	977	5,237	—	—	97
Less: Foreign Taxes Withheld	—	(505)	—	—	—

Total Investment Income	977	4,732	610	1,570	97

Expenses:
Investment advisory fees	487	2,565	92	232	15
Administration fees	39	184	11	28	2
Shareholder servicing fees — Class A	15	110	25	77	1
Shareholder servicing fees — Class C	—	1	n/a	n/a	—
Distribution fees — Class C	—	2	n/a	n/a	—
Transfer agent fees	56	56	37	37	19
Custodian fees	8	211	4	12	1
Trustees' fees	4	16	1	3	—
Chief Compliance Officer fees	1	5	—	1	—
Offering Costs	—	—	—	—	25
Interest expense on securities sold short	112	—	—	—	—
Dividend expense on securities sold short	90	—	—	—	—
Registration fees	28	56	6	8	4
Professional fees	13	68	5	11	2
Printing fees	6	27	2	4	1
Insurance and other expenses	6	15	13	18	1

Total Expenses	865	3,316	196	431	71

Recapture of investment advisory fees previously waived(1)	38	—	—	—	—
Less: Investment advisory fees waived	—	—	(57)	(64)	(15)
Less: Reimbursement from Adviser	—	—	—	—	(35)

Total Net Expenses	903	3,316	139	367	21

Net Investment Income	74	1,416	471	1,203	76

Net realized gain from investments	2,890	703	19	100	3
Net realized loss on securities sold short	(1,180)	—	—	—	—
Net realized loss from foreign currency transactions	—	(132)	—	—	—
Net change in unrealized appreciation (depreciation) on investments	4,022	37,538	246	473	361
Net change in unrealized appreciation (depreciation) on securities sold short	(119)	—	—	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	4	—	—	—

Net Realized and Unrealized Gain on investments	5,613	38,113	265	573	364

Net Increase in Net Assets Resulting from Operations	$5,687	$39,529	$736	$1,776	$440

“n/a designates that the Fund does not offer this class.

(1)	See Note 3 for Advisory Fees Recaptured.

† Commenced operations on September 26, 2012.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

This page intentionally left blank.

Statements of Changes in Net Assets (000)(1)

	Government Money Market Fund		Core Bond Fund
	2013	2012	2013	2012
Investment Activities:
Net investment income (loss)	$55	$52	$4,723	$5,202
Net realized gain (loss) from investments	(2)	1	(1,215)	400
Net change in unrealized appreciation (depreciation) on investments	—	—	3,217	6,097

Net Increase in Net Assets Resulting from Operations	53	53	6,725	11,699

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	(12)	(13)	(3,789)	(3,606)
Institutional Sweep Class Shares	(12)	(10)	n/a	n/a
Class A Shares	(31)	(29)	(1,204)	(1,600)
Class C Shares	n/a	n/a	(99)	(22)
Net Realized Gains:
Institutional Class Shares	—	—	—	(294)
Class A Shares	—	—	—	(133)
Class C Shares	n/a	n/a	—	(3)

Total Dividends and distributions	(55)	(52)	(5,092)	(5,658)

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	378,613	345,870	81,602	46,132
Shares reinvested	2	1	762	993
Shares redeemed	(422,729)	(315,206)	(22,840)	(20,666)

Net Institutional Class Shares Transactions	(44,114)	30,665	59,524	26,459

Institutional Sweep Class Shares:
Shares issued	317,156	406,721	n/a	n/a
Shares reinvested	1	1	n/a	n/a
Shares redeemed	(335,962)	(383,391)	n/a	n/a

Net Institutional Sweep Class Shares Transactions	(18,805)	23,331	n/a	n/a

Class A Shares:
Shares issued	515,778	364,315	26,366	14,407
Shares reinvested	11	5	1,130	1,624
Shares redeemed	(459,683)	(367,483)	(39,440)	(10,013)

Net Class A Shares Transactions	56,106	(3,163)	(11,944)	6,018

Class C Shares:
Shares issued	n/a	n/a	11,217	1,750
Shares reinvested	n/a	n/a	72	20
Shares redeemed	n/a	n/a	(3,999)	(263)

Net Class C Shares Transactions	n/a	n/a	7,290	1,507

Total Increase (Decrease) in Net Assets from Capital Share Transactions	(6,813)	50,833	54,870	33,984

Total Increase (Decrease) in Net Assets	(6,815)	50,834	56,503	40,025

Net Assets:
Beginning of year	579,976	529,142	190,380	150,355

End of year	$573,161	$579,976	$246,883	$190,380

Undistributed net investment income (Distributions in excess of net investment income)	$(3)	$(3)	$(355)	$15

“n/a” designates that the Fund does not offer this class.

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the years ended January 31, 2013 and January 31, 2012

Value Fund		Growth Fund
2013	2012	2013	2012

$1,837	$1,970	$484	$(147)
13,562	7,279	12,856	5,170
8,380	(6,329)	3,217	(1,568)

23,779	2,920	16,557	3,455

(840)	(1,176)	(420)	—
n/a	n/a	n/a	n/a
(417)	(824)	(87)	—
(6)	(24)	—	—

—	—	—	—
—	—	—	—
—	—	—	—

(1,263)	(2,024)	(507)	—

38,299	26,368	48,750	15,901
246	325	114	—
(35,563)	(10,349)	(14,646)	(6,511)

2,982	16,344	34,218	9,390

n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a

17,055	13,425	13,455	4,582
397	794	86	—
(42,678)	(18,059)	(24,333)	(5,358)

(25,226)	(3,840)	(10,792)	(776)

543	768	54	125
5	24	—	—
(1,364)	(749)	(80)	(157)

(816)	43	(26)	(32)

(23,060)	12,547	23,400	8,582

(544)	13,443	39,450	12,037

166,611	153,168	95,227	83,190

$166,067	$166,611	$134,677	$95,227

$576	$2	$(66)	$(114)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)(1) (concluded)

	Burkenroad Small Cap Fund		Quantitative Long/Short Fund
	2013	2012	2013	2012
Investment Activities:
Net investment income (loss)	$2,103	$(100)	$74	$(250)
Net realized gain from investments (including securities sold short) and foreign currency transactions	1,811	5,909	1,710	1,027
Net change in unrealized appreciation (depreciation) on investments (including securities sold short) and foreign currency transactions	26,044	2,641	3,903	658

Net Increase (Decrease) in Net Assets Resulting from Operations	29,958	8,450	5,687	1,435

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	n/a	n/a	—	—
Class A Shares	(2,215)	—	—	—
Class C Shares	n/a	n/a	—	—
Class D Shares	(160)	—	n/a	n/a
Net Realized Gains:
Institutional Class Shares	n/a	n/a	—	—
Class A Shares	(1,512)	(5,107)	—	—
Class C Shares	n/a	n/a	—	—
Class D Shares	(133)	(725)	n/a	n/a

Total Dividends and distributions	(4,020)	(5,832)	—	—

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	n/a	n/a	19,961	12,832
Shares reinvested	n/a	n/a	—	—
Shares redeemed	n/a	n/a	(13,933)	(2,763)

Net Institutional Class Shares Transactions	n/a	n/a	6,028	10,069

Class A Shares:
Shares issued	134,002	37,737	6,037	1,642
Shares reinvested	2,927	4,690	—	—
Shares redeemed	(26,645)	(13,732)	(6,693)	(659)

Net Class A Shares Transactions	110,284	28,695	(656)	983

Class C Shares:
Shares issued	n/a	n/a	3	20
Shares reinvested	n/a	n/a	—	—
Shares redeemed	n/a	n/a	(18)	—

Net Class C Shares Transactions	n/a	n/a	(15)	20

Class D Shares:
Shares issued	6,564	3,313	n/a	n/a
Shares reinvested	262	692	n/a	n/a
Shares redeemed	(2,871)	(1,984)	n/a	n/a

Net Class D Shares Transactions	3,955	2,021	n/a	n/a

Total Increase in Net Assets from Capital Share Transactions	114,239	30,716	5,357	11,072

Total Increase in Net Assets	140,177	33,334	11,044	12,507

Net Assets:
Beginning of year or period	93,553	60,219	42,999	30,492

End of year or period	$233,730	$93,553	$54,043	$42,999

Undistributed net investment income (Distributions in excess of net investment income)	$(262)	$(68)	$52	$(180)

“n/a” designates that the Fund does not offer this class.

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
*	Commenced operations on February 1, 2011.
†	Commenced operations on September 26, 2012.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the years or period ended January 31, 2013 and January 31, 2012

Diversified International Fund		Louisiana Tax-Free Income Fund		Mississippi Tax-Free Income Fund		Diversified Income Fund†
2013	2012	2013	2012*	2013	2012*	2013

$1,416	$1,077	$471	$214	$1,203	$601	$76
571	104	19	6	100	48	3
37,542	(3,896)	246	797	473	2,254	361

39,529	(2,715)	736	1,017	1,776	2,903	440

(949)	(958)	(168)	(90)	(259)	(201)	(55)
(84)	(130)	(300)	(122)	(939)	(396)	(20)
—	—	n/a	n/a	n/a	n/a	(1)
n/a	n/a	n/a	n/a	n/a	n/a	n/a

(1,599)	(873)	(6)	(2)	(23)	(4)	—
(315)	(88)	(13)	(4)	(98)	(11)	—
(2)	(1)	n/a	n/a	n/a	n/a	—
n/a	n/a	n/a	n/a	n/a	n/a	n/a

(2,949)	(2,050)	(487)	(218)	(1,319)	(612)	(76)

91,990	108,964	3,530	3,570	2,523	6,945	32,738
1,763	1,058	23	3	17	12	8
(19,592)	(6,972)	(779)	(140)	(1,451)	(465)	(2)

74,161	103,050	2,774	3,433	1,089	6,492	32,744

27,622	18,979	8,232	6,577	17,286	22,421	3,677
390	211	240	87	623	254	11
(13,924)	(9,612)	(2,215)	(239)	(4,414)	(1,029)	(12)

14,088	9,578	6,257	6,425	13,495	21,646	3,676

146	126	n/a	n/a	n/a	n/a	305
1	1	n/a	n/a	n/a	n/a	1
(99)	(53)	n/a	n/a	n/a	n/a	(3)

48	74	n/a	n/a	n/a	n/a	303

n/a	n/a	n/a	n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a	n/a	n/a	n/a

88,297	112,702	9,031	9,858	14,584	28,138	36,723

124,877	107,937	9,280	10,657	15,041	30,429	37,087

182,753	74,816	10,657	—	30,429	—	—

$307,630	$182,753	$19,937	$10,657	$45,470	$30,429	$37,087

$(242)	$(341)	$5	$2	$9	$4	$—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return
Government Money Market Fund
INSTITUTIONAL CLASS SHARES
2013	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2012	1.00	—	—	—	—	—	1.00	0.01
2011	1.00	—	—	—	—	—	1.00	0.01
2010	1.00	—	—	—	—	—	1.00	0.01
2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	1.04
INSTITUTIONAL SWEEP CLASS SHARES
2013	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2012	1.00	—	—	—	—	—	1.00	0.01
2011	1.00	—	—	—	—	—	1.00	0.01
2010	1.00	—	—	—	—	—	1.00	0.01
2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.83
CLASS A SHARES
2013	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2012	1.00	—	—	—	—	—	1.00	0.01
2011	1.00	—	—	—	—	—	1.00	0.01
2010	1.00	—	—	—	—	—	1.00	0.01
2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.65

Amounts designated as “—” represent less than 0.01 per share, are 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$101,794	0.15%	0.58%	0.01%	n/a
145,908	0.13	0.59	0.01	n/a
115,244	0.24	0.62	0.01	n/a
104,366	0.42	0.61	0.01	n/a
110,321	0.57	0.60	1.12	n/a

$120,259	0.15%	0.83%	0.01%	n/a
139,064	0.13	0.84	0.01	n/a
115,733	0.24	0.85	0.01	n/a
60,131	0.41	0.86	0.01	n/a
64,711	0.79	0.85	0.87	n/a

$351,108	0.15%	1.08%	0.01%	n/a
295,004	0.13	1.09	0.01	n/a
298,165	0.25	1.12	0.01	n/a
271,739	0.41	1.11	0.01	n/a
243,952	0.96	1.10	0.68	n/a

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Core Bond Fund
INSTITUTIONAL CLASS SHARES
2013	$16.62	$0.41	$0.13	$0.54	$(0.41)	$—	$(0.41)	$16.75
2012	16.01	0.54	0.65	1.19	(0.54)	(0.04)	(0.58)	16.62
2011	15.98	0.59	0.06	0.65	(0.59)	(0.03)	(0.62)	16.01
2010	15.32	0.65	0.70	1.35	(0.64)	(0.05)	(0.69)	15.98
2009	15.74	0.64	(0.35)	0.29	(0.64)	(0.07)	(0.71)	15.32
CLASS A SHARES
2013	$16.58	$0.37	$0.14	$0.51	$(0.37)	$—	$(0.37)	$16.72
2012	15.98	0.50	0.64	1.14	(0.50)	(0.04)	(0.54)	16.58
2011	15.95	0.55	0.06	0.61	(0.55)	(0.03)	(0.58)	15.98
2010	15.30	0.60	0.70	1.30	(0.60)	(0.05)	(0.65)	15.95
2009	15.71	0.60	(0.34)	0.26	(0.60)	(0.07)	(0.67)	15.30
CLASS C SHARES
2013	$16.67	$0.23	$0.15	$0.38	$(0.25)	$—	$(0.25)	$16.80
2012	16.06	0.37	0.67	1.04	(0.39)	(0.04)	(0.43)	16.67
2011	16.03	0.42	0.07	0.49	(0.43)	(0.03)	(0.46)	16.06
2010	15.37	0.49	0.71	1.20	(0.49)	(0.05)	(0.54)	16.03
2009	15.80	0.49	(0.36)	0.13	(0.49)	(0.07)	(0.56)	15.37

†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than 0.01 per share, are 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

3.27%	$193,279	0.75%	0.80%	2.28%	24%
7.59	132,639	0.75	0.83	3.31	26
4.10	102,110	0.75	0.86	3.68	20
8.99	84,953	0.75	0.87	4.12	14
1.94	76,917	0.75	0.85	4.15	32

3.08%	$43,971	1.00%	1.05%	2.05%	24%
7.27	55,430	1.00	1.08	3.07	26
3.86	47,483	1.00	1.11	3.41	20
8.67	32,485	1.00	1.12	3.85	14
1.76	23,610	1.00	1.11	3.91	32

2.31%	$9,633	1.75%	1.80%	1.22%	24%
6.54	2,311	1.75	1.83	2.24	26
3.09	762	1.75	1.86	2.62	20
7.89	371	1.75	1.87	3.10	14
0.89	290	1.75	1.86	3.20	32

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Value Fund
INSTITUTIONAL CLASS SHARES
2013	$21.31	$0.27	$2.98	$3.25	$(0.19)	$—	$(0.19)	$24.37
2012	21.19	0.30	0.13	0.43	(0.31)	—	(0.31)	21.31
2011	17.48	0.26	3.70	3.96	(0.25)	—	(0.25)	21.19
2010	15.37	0.25	2.11	2.36	(0.25)	—	(0.25)	17.48
2009	23.44	0.27	(7.99)	(7.72)	(0.27)	(0.08)	(0.35)	15.37
CLASS A SHARES
2013	$21.23	$0.22	$2.97	$3.19	$(0.14)	$—	$(0.14)	$24.28
2012	21.11	0.25	0.12	0.37	(0.25)	—	(0.25)	21.23
2011	17.42	0.21	3.69	3.90	(0.21)	—	(0.21)	21.11
2010	15.31	0.21	2.11	2.32	(0.21)	—	(0.21)	17.42
2009	23.36	0.22	(7.97)	(7.75)	(0.22)	(0.08)	(0.30)	15.31
CLASS C SHARES
2013	$20.80	$0.05	$2.91	$2.96	$(0.02)	$—	$(0.02)	$23.74
2012	20.69	0.09	0.12	0.21	(0.10)	—	(0.10)	20.80
2011	17.07	0.06	3.63	3.69	(0.07)	—	(0.07)	20.69
2010	15.02	0.08	2.06	2.14	(0.09)	—	(0.09)	17.07
2009	22.92	0.06	(7.80)	(7.74)	(0.08)	(0.08)	(0.16)	15.02

†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than 0.01 per share, are 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

15.36%	$112,163	1.01%	1.01%	1.22%	71%
2.05	95,450	1.03	1.03	1.44	63
22.83	77,828	1.05	1.05	1.34	82
15.51	65,625	1.06	1.06	1.53	85
(33.21)	65,358	1.04	1.04	1.31	65

15.10%	$49,081	1.26%	1.26%	0.99%	71%
1.80	66,167	1.28	1.28	1.17	63
22.49	70,420	1.30	1.30	1.09	82
15.29	57,599	1.31	1.31	1.26	85
(33.41)	46,305	1.29	1.29	1.06	65

14.26%	$4,823	2.01%	2.01%	0.22%	71%
1.04	4,994	2.03	2.03	0.43	63
21.62	4,920	2.05	2.05	0.34	82
14.34	4,439	2.06	2.06	0.52	85
(33.85)	3,894	2.04	2.04	0.31	65

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Growth Fund
INSTITUTIONAL CLASS SHARES
2013	$16.87	$0.09	$2.53	$2.62	$(0.09)	$—	$(0.09)	$19.40
2012	16.28	(0.01)	0.60	0.59	—	—	—	16.87
2011	12.86	0.01	3.41	3.42	—	—	—	16.28
2010	10.39	0.02	2.45	2.47	—	—	—	12.86
2009	17.31	(0.02)	(6.90)	(6.92)	—	—	—	10.39
CLASS A SHARES
2013	$16.41	$0.05	$2.45	$2.50	$(0.05)	$—	$(0.05)	$18.86
2012	15.87	(0.05)	0.59	0.54	—	—	—	16.41
2011	12.57	(0.02)	3.32	3.30	—	—	—	15.87
2010	10.18	(0.01)	2.40	2.39	—	—	—	12.57
2009	17.00	(0.06)	(6.76)	(6.82)	—	—	—	10.18
CLASS C SHARES
2013	$15.01	$(0.08)	$2.24	$2.16	$—	$—	$—	$17.17
2012	14.63	(0.15)	0.53	0.38	—	—	—	15.01
2011	11.68	(0.12)	3.07	2.95	—	—	—	14.63
2010	9.52	(0.09)	2.25	2.16	—	—	—	11.68
2009	16.02	(0.15)	(6.35)	(6.50)	—	—	—	9.52

(1)	Ratio includes previously waived investment advisory fees recovered. The net expense ratio would have been lower absent the impact of the recovered fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than 0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recovered Fees)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

15.54%	$110,640	1.03%		1.03%		0.49%	84%
3.62	64,758	1.07	(1)	1.06	(1)	(0.08)	86
26.59	52,801	1.10		1.10		0.09	81
23.81	43,499	1.10		1.12		0.15	87
(39.98)	35,730	1.08		1.08		(0.13)	84

15.22%	$23,581	1.28%		1.28%		0.27%	84%
3.40	30,045	1.32	(1)	1.31	(1)	(0.33)	86
26.25	29,942	1.35		1.35		(0.16)	81
23.48	22,987	1.35		1.37		(0.11)	87
(40.12)	18,918	1.32		1.32		(0.39)	84

14.39%	$456	2.03%		2.03%		(0.52)%	84%
2.60	424	2.04	(1)	2.06	(1)	(1.05)	86
25.26	447	2.10		2.10		(0.92)	81
22.69	354	2.10		2.12		(0.83)	87
(40.57)	333	2.08		2.08		(1.14)	84

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Redemption Fees†
Burkenroad Small Cap Fund
CLASS A SHARES
2013	$38.02	$0.61	$6.93	$7.54	$(0.54)	$(0.38)	$(0.92)	$—
2012	36.84	(0.04)	3.99	3.95	—	(2.77)	(2.77)	—
2011	28.92	0.09	8.23	8.32	(0.17)	(0.23)	(0.40)	—
2010	21.42	(0.01)	7.51	7.50	—	—	—	—
2009	29.61	(0.12)	(7.68)	(7.80)	—	(0.40)	(0.40)	0.01
CLASS D SHARES
2013	$37.21	$0.43	$6.85	$7.28	$(0.45)	$(0.38)	$(0.83)	$—
2012	36.20	(0.13)	3.91	3.78	—	(2.77)	(2.77)	—
2011	28.44	0.02	8.07	8.09	(0.10)	(0.23)	(0.33)	—
2010	21.12	(0.08)	7.40	7.32	—	—	—	—
2009	29.26	(0.20)	(7.55)	(7.75)	—	(0.40)	(0.40)	0. 01

(1) For the year ended January 31, 2013, Net Investment Income (Loss) per share reflects special dividends which amounted to $0.59 and $0.58 per share for Class A and Class D, respectively. Excluding the special dividends, the ratio of Net Investment Income to Average Net Assets would have been 0.04% and (0.37)% for Class A and Class D, respectively.

†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than 0.01 per share, are 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$44.64	20.04%	$216,757	1.40%	1.42%	1.50	%(1)	37%
38.02	11.39	82,735	1.40	1.48	(0.10)		25
36.84	28.78	51,688	1.40	1.53	0.29		23
28.92	35.01	39,901	1.40	1.58	(0.05)		20
21.42	(26.36)	23,033	1.40	1.64	(0.42)		87

$43.66	19.76%	$16,973	1.65%	1.67%	1.09	%(1)	37%
37.21	11.12	10,818	1.65	1.73	(0.36)		25
36.20	28.44	8,531	1.65	1.78	0.07		23
28.44	34.66	6,402	1.65	1.83	(0.30)		20
21.12	(26.50)	5,016	1.65	1.88	(0.70)		87

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year or Period

For the years ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period
Quantitative Long/Short Fund
INSTITUTIONAL CLASS SHARES
2013	$15.88	$0.03	$1.68	$1.71	$—	$—	$17.59
2012	15.37	(0.11)	0.62	0.51	—	—	15.88
2011	12.17	(0.05)	3.25	3.20	—	—	15.37
2010	11.33	(0.10)	0.94	0.84	—	—	12.17
2009#	15.00	—	(3.66)	(3.66)	(0.01)	(0.01)	11.33
CLASS A SHARES
2013	$15.75	$(0.01)	$1.67	$1.66	$—	$—	$17.41
2012	15.29	(0.15)	0.61	0.46	—	—	15.75
2011	12.13	(0.08)	3.24	3.16	—	—	15.29
2010	11.33	(0.13)	0.93	0.80	—	—	12.13
2009#	15.00	(0.01)	(3.66)	(3.67)	—	—	11.33
CLASS C SHARES
2013	$15.36	$(0.14)	$1.63	$1.49	$—	$—	$16.85
2012	15.02	(0.26)	0.60	0.34	—	—	15.36
2011	12.01	(0.18)	3.19	3.01	—	—	15.02
2010	11.29	(0.22)	0.94	0.72	—	—	12.01
2009#	15.00	(0.04)	(3.67)	(3.71)	—	—	11.29

(1)

Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2013, 2012, 2011, and 2010 was 0.90%, 1.41%, 0.99% and 1.07%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments.

(2)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(3)

Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

	Institutional Class Shares	Class A Shares	Class C Shares
2013	1.27%	1.51%	2.31%
2012	1.88%	2.14%	2.89%
2011	1.49%	1.74%	2.49%
2010	1.57%	1.82%	2.57%
2009	1.70%	1.95%	2.67%
#	Commenced operations on September 30, 2008. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Total return and portfolio turnover are for the period indicated and have not been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate††

10.77%	$49,029	1.65	%(1)(2)(3)	1.57%	0.17%	107%
3.32	37,938	2.03	(1)(2)(3)	1.96	(0.70)	86
26.29	26,518	1.75	(1)(2)(3)	1.75	(0.35)	129
7.41	15,922	1.92	(1)(3)	2.36	(0.86)	135
(24.43)	12,881	1.77	(3)	2.29	(0.03)	47

10.54%	$4,993	1.89	%(1)(2)(3)	1.83%	(0.07)%	107%
3.01	5,027	2.29	(1)(2)(3)	2.22	(0.96)	86
26.05	3,960	2.00	(1)(2)(3)	2.00	(0.60)	129
7.06	2,759	2.17	(1)(3)	2.61	(1.11)	135
(24.47)	1,942	2.02	(3)	2.61	(0.33)	47

9.70%	$21	2.69	%(1)(2)(3)	2.60%	(0.92)%	107%
2.26	34	3.04	(1)(2)(3)	2.97	(1.70)	86
25.06	14	2.75	(1)(2)(3)	2.75	(1.36)	129
6.38	11	2.92	(1)(3)	3.36	(1.86)	135
(24.73)	1	2.74	(3)	3.56	(1.08)	47

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year or Period

For the years ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Diversified International Fund
INSTITUTIONAL CLASS SHARES
2013	$18.59	$0.11	$2.79	$2.90	$(0.08)	$(0.13)	$(0.21)	$21.28
2012	20.68	0.18	(2.03)	(1.85)	(0.12)	(0.12)	(0.24)	18.59
2011	17.11	0.05	3.65	3.70	(0.07)	(0.06)	(0.13)	20.68
2010	10.38	0.07	6.75	6.82	(0.09)	—	(0.09)	17.11
2009#	15.00	0.02	(4.60)	(4.58)	(0.04)	—	(0.04)	10.38
CLASS A SHARES
2013	$18.53	$0.07	$2.78	$2.85	$(0.04)	$(0.13)	$(0.17)	$21.21
2012	20.64	0.27	(2.17)	(1.90)	(0.09)	(0.12)	(0.21)	18.53
2011	17.09	(0.02)	3.67	3.65	(0.04)	(0.06)	(0.10)	20.64
2010	10.38	0.01	6.76	6.77	(0.06)	—	(0.06)	17.09
2009#	15.00	—	(4.58)	(4.58)	(0.04)	—	(0.04)	10.38
CLASS C SHARES
2013	$18.30	$(0.07)	$2.71	$2.64	$—	$(0.13)	$(0.13)	$20.81
2012	20.42	0.09	(2.09)	(2.00)	—	(0.12)	(0.12)	18.30
2011	17.00	(0.16)	3.64	3.48	—	(0.06)	(0.06)	20.42
2010	10.37	(0.23)	6.86	6.63	—	—	—	17.00
2009#	15.00	(0.02)	(4.59)	(4.61)	(0.02)	—	(0.02)	10.37

#	Commenced operations on September 30, 2008. Ratios for the period have been annualized.
(1)	Ratio includes previously waived investment advisory fees recovered. The net expense ratio would have been lower absent the impact of the recovered fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recovered Fees)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

15.68%	$260,248	1.25%		1.25%		0.59%	12%
(8.87)	155,340	1.37	(1)	1.32	(1)	0.96	9
21.64	56,666	1.50	(1)	1.50		0.25	3
65.63	29,506	1.50		1.73		0.49	42
(30.53)	12,925	1.50		2.36		0.45	2

15.42%	$47,075	1.50%		1.50%		0.40%	12%
(9.13)	27,192	1.65	(1)	1.57	(1)	1.38	9
21.36	17,980	1.75	(1)	1.75		(0.12)	3
65.23	6,354	1.75		1.98		0.08	42
(30.57)	1,753	1.75		2.74		0.11	2

14.48%	$307	2.25%		2.25%		(0.39)%	12%
(9.76)	221	2.39	(1)	2.32	(1)	0.44	9
20.48	170	2.50	(1)	2.50		(0.87)	3
63.96	11	2.50		2.73		(1.37)	42
(30.77)	1	2.50		3.36		(0.62)	2

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Louisiana Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2013	$17.09	$0.56	$0.27	$0.83	$(0.55)	$(0.02)	$(0.57)	$17.35
2012#	15.00	0.62	2.03	2.65	(0.55)	(0.01)	(0.56)	17.09
CLASS A SHARES
2013	$17.08	$0.51	$0.28	$0.79	$(0.50)	$(0.02)	$(0.52)	$17.35
2012#	15.00	0.58	2.02	2.60	(0.51)	(0.01)	(0.52)	17.08

#	Commenced operations February 1, 2011. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate††

4.90%	$6,623	0.75%	1.12%	3.24%	1%
17.98	3,758	0.75	2.16	3.85	6

4.71%	$13,314	1.00%	1.37%	2.98%	1%
17.65	6,899	1.00	2.28	3.60	6

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Mississippi Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2013	$17.01	$0.57	$0.24	$0.81	$(0.56)	$(0.05)	$(0.61)	$17.21
2012#	15.00	0.60	1.95	2.55	(0.53)	(0.01)	(0.54)	17.01
CLASS A SHARES
2013	$17.01	$0.52	$0.24	$0.76	$(0.51)	$(0.05)	$(0.56)	$17.21
2012#	15.00	0.57	1.95	2.52	(0.50)	(0.01)	(0.51)	17.01

#	Commenced operations February 1, 2011. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate††

4.81%	$8,369	0.75%	0.91%	3.31%	7%
17.32	7,200	0.75	1.31	3.78	22

4.55%	$37,101	1.00%	1.16%	3.05%	7%
17.07	23,229	1.00	1.50	3.53	22

Financial Highlights (concluded)

For a Share Outstanding Throughout the Period

For the period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Diversified Income Fund
INSTITUTIONAL CLASS SHARES
2013#	$15.00	$0.18	$0.48	$0.66	$(0.16)	$—	$(0.16)	$15.50
CLASS A SHARES
2013#	$15.00	$0.23	$0.42	$0.65	$(0.15)	$—	$(0.15)	$15.50
CLASS C SHARES
2013#	$15.00	$0.17	$0.45	$0.62	$(0.12)	$—	$(0.12)	$15.50

#	Commenced operations on September 26, 2012. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and has not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2013

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate††

4.44%	$33,018	0.90%	2.77%	3.33%	9%

4.37%	$3,757	1.15%	4.56%	4.34%	9%

4.16%	$312	1.90%	5.38%	3.20%	9%

Notes to Financial Statements

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with thirty-five funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Government Money Market Fund (the “Government Money Market Fund”), the Hancock Horizon Core Bond Fund (formerly the Strategic Income Bond Fund) (the “Core Bond Fund”), the Hancock Horizon Value Fund (the “Value Fund”), the Hancock Horizon Growth Fund (the “Growth Fund”), the Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund”), the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”), the Hancock Horizon Louisiana Tax-Free Income Fund (“Louisiana Tax-Free Income Fund”), the Hancock Horizon Mississippi Tax-Free Income Fund (“Mississippi Tax-Free Income Fund”) and the Hancock Diversified Income Fund (“Diversified Income Fund”) (each a “Fund” and collectively the “Funds”). Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Fund are non-diversified. The Diversified Income Fund commenced operations on September 26, 2012. The financial statements of the remaining funds in the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles

(“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: a security’s trading has been halted or suspended; a security has been de-listed from a national exchange; a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or a security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably

January 31, 2013

available to the Committee. As of January 31, 2013, there were no fair valued securities in the Funds.

The Government Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a Sub-Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund uses Interactive Data Pricing and Reference Data Corp. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Diversified International Fund own securities is closed for one or more days, the Diversified International Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above. As of January 31, 2013, the Diversified International Fund did not have any securities valued in accordance with the procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Notes to Financial Statements (continued)

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at January 31, 2013 (000):

	Level 1	Level 2	Level 3	Total
Government Money Market Fund
Investments in Securities
U.S. Government Agency Obligations	$—	$289,996	$—	$289,996
U.S. Treasury Obligations	—	39,999	—	39,999
Repurchase Agreements	—	243,207	—	243,207

Total Investments in Securities	$—	$573,202	$—	$573,202

Core Bond Fund
Investments in Securities
Corporate Bonds	$—	$74,644	$—	$74,644
Municipal Bonds	—	45,206	—	45,206
U.S. Government Mortgage-Backed Obligations	—	40,415	—	40,415
U.S. Government Agency Obligations	—	34,137	—	34,137
Exchange Traded Funds	22,609	—	—	22,609
U.S. Treasury Obligations	—	6,005	—	6,005
Asset-Backed Security	—	3,000	—	3,000
Cash Equivalents	23,644	—	—	23,644

Total Investments in Securities	$46,253	$203,407	$—	$249,660

Value Fund
Investments in Securities
Common Stock	$165,807	$—	$—	$165,807

Total Investments in Securities	$165,807	$—	$—	$165,807

	Level 1	Level 2	Level 3	Total
Growth Fund
Investments in Securities
Common Stock	$133,266	$—	$—	$133,266
Cash Equivalent	362	—	—	362

Total Investments in Securities	$133,628	$—	$—	$133,628

Burkenroad Small Cap Fund
Investments in Securities
Common Stock	$232,378	$—	$—	$232,378
Cash Equivalent	2,993	—	—	2,993

Total Investments in Securities	$235,371	$—	$—	$235,371

Quantitative Long/Short Fund
Assets at Fair Value at January 31, 2013 (investments in securities at fair value)
Investments in Securities
Common Stock	$56,520	$—	$—	$56,520
Cash Equivalents	1,431	—	—	1,431

Total Investments in Securities	$57,951	$—	$—	$57,951

Liabilities at Fair Value at January 31, 2013 (securities sold short at fair value)
Investments in Securities
Common Stock	$(6,136)	$—	$—	$(6,136)

Total Investments in Securities	$(6,136)	$—	$—	$(6,136)

Diversified International Fund
Investments in Securities
Common Stock	$286,504	$—	$—	$286,504
Exchange Traded Funds	11,834	—	—	11,834
Cash Equivalents	9,726	—	—	9,726

Total Investments in Securities	$308,064	$—	$—	$308,064

Louisiana Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$19,425	$—	$19,425
Cash Equivalents	303	—	—	303

Total Investments in Securities	$303	$19,425	$—	$19,728

Mississippi Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$44,599	$—	$44,599
Cash Equivalent	152	—	—	152

Total Investments in Securities	$152	$44,599	$—	$44,751

January 31, 2013

	Level 1	Level 2	Level 3	Total
Diversified Income Fund
Investment in Securities
Registered Investment Companies	$28,463	$—	$—	$28,463
Common Stock	3,409	—	—	3,409
Preferred Stock	1,589	—	—	1,589
Corporate Bonds	—	932	—	932
Cash Equivalents	14,915	—	—	14,915

	$48,376	$932	$—	$49,308

For the year or period ended January 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. This does not include transfers between Level 1 investments and Level 2 investments due to the Diversified International Fund utilizing international fair value pricing during the year.

For the year ended January 31, 2013, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes – It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended January 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Funds did not incur any interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient

Notes to Financial Statements (continued)

in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by an NRSRO, as determined by Horizon Advisers (the “Adviser”). If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA Purchase Commitments – The Funds may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Short Sales – The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared daily and paid monthly for the Government Money Market Fund, declared and paid monthly for the Core Bond Fund, the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund and the Diversified Income Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund, Burkenroad Small Cap Fund, Quantitative Long/Short Fund and the Diversified International Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

Offering Costs – Offering Costs, including costs of printing initial prospectuses, legal and registration fees are amortized

January 31, 2013

over twelve months from the inception date of the Diversified Income Fund. As of January 31, 2013, the Diversified Income Fund has $7,579 of offering costs remaining to be amortized.

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”), an unincorporated division of Hancock Bank, serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the “Advisory Agreement”) with the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Government Money Market Fund, 0.60% of the average daily net assets of the Core Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds, 0.95% of the average daily net assets of the Burkenroad Small Cap Fund, 1.00% of the average daily net assets of the Diversified International Fund, 0.60% of the average daily net assets of the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund and 0.70% of the average daily net assets of the Diversified Income Fund. The fee received by the Adviser for the Quantitative Long/Short Fund is comprised of a basic fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance adjustment (“performance adjustment”), if applicable, that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund’s performance benchmark. The performance adjustment is calculated and paid monthly by comparing the Fund’s Institutional Class Share performance to that of the Fund’s performance benchmark over the current month plus the previous 11 months (the “performance period”). The fee paid to the Adviser based on the performance adjustment will result in a minimum fee of 0.80% if the Fund’s Institutional Class Share underperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis, and a maximum fee of 1.60% if the Fund’s Institutional Share Class outperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis. In cases where the performance adjustment is not applicable because the performance difference does not result in a performance adjustment, the basic fee at the annual rate of 1.20% of the Fund’s average daily net assets will continue to apply.

During the year ended January 31, 2013, the Quantitative Long/Short Fund’s advisory fees, before waivers, were adjusted in accordance with the policy described above, as follows:

Base Advisory Fee	Performance Adjustment	Net Advisory Fees Before Waivers	Effective Rate
$645,714	$(159,110)	$486,604	0.90%

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding performance adjustments, interest, dividend expenses, taxes, brokerage commissions, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Government Money Market Fund*	Core Bond Fund*	Value Fund**	Growth Fund**	Burkenroad Small Cap Fund*
Institutional Class Shares	0.58%	0.75%	1.10%	1.10%	n/a
Institutional Sweep Class Shares	0.83	n/a	n/a	n/a	n/a
Class A Shares	1.08	1.00	1.35	1.35	1.40%
Class C Shares	n/a	1.75	2.10	2.10	n/a
Class D Shares	n/a	n/a	n/a	n/a	1.65

	Quantitative Long/Short Fund*		Diversified International Fund*	Louisiana Tax-Free Income Fund*	Mississippi Tax-Free Income Fund*	Diversified Income Fund†
Institutional Class Shares	1.70	%(1)	1.50%	0.75%	0.75%	0.90%
Class A Shares	1.95	%(1)	1.75%	1.00%	1.00%	1.15%
Class C Shares	2.70	%(1)	2.50%	n/a	n/a	1.90%
Class D Shares	n/a		n/a	n/a	n/a	n/a

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2013.
**	The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.
†	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2014.
(1)

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund’s average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 2013 (the “Expense Limits”). Since the Expense Limits are applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.

Notes to Financial Statements (continued)

In addition, the Adviser has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Government Money Market Fund in order to limit the one-day net income yield of the Institutional Class Shares, Institutional Sweep Class Shares and Class A Shares of the Fund to not less than 0.01% of the average daily net assets.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

As of January 31, 2013, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until January 31:	Government Money Market Fund	Core Bond Fund
2011	2014	$1,537,742	$144,474
2012	2015	2,278,447	122,843
2013	2016	2,272,759	111,094

	Total	$6,088,948	$378,411

Fiscal Year	Subject to Repayment until January 31:	Burkenroad Small Cap Fund	Louisiana Tax-Free Income Fund(1)
2011	2014	$66,738	$ n/a
2012	2015	58,259	76,888
2013	2016	34,853	57,469

	Total	$159,850	$134,357

Fiscal Year	Subject to Repayment until January 31:	Mississippi Tax-Free Income Fund(1)	Diversified Income Fund(2)
2011	2014	$ n/a	$ n/a
2012	2015	87,274	n/a
2013	2016	64,212	50,031

	Total	$151,486	$50,031

(1)	Commenced operations on February 1, 2011.
(2)	Commenced operations on September 26, 2012.

During the year ended January 31, 2013, the Adviser recaptured $38,458 of prior expense limitation reimbursements for the Quantitative Long/Short Fund.

The Adviser oversees EARNEST Partners, LLC (the Sub-Adviser to the Diversified International Fund) to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

Administration Agreement

SEI Investments Global Funds Services (“the Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator have entered into an Administration Agreement effective June 1, 2011. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.10% up to $350 million, 0.08% on the next $400 million, 0.07% on the next $250 million, 0.05% on the next $500 million and 0.04% on net assets over $1.5 billion, subject to minimum fee levels.

Transfer Agent and Custodian Agreement

Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.

Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.

January 31, 2013

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund
Institutional Class Shares	—	—	—	—
Institutional Sweep Class Shares	—	n/a	n/a	n/a
Class A Shares	0.25%	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%

	Burkenroad Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund	Diversified Income Fund
Institutional Class Shares	n/a	—	—	—
Class A Shares	—	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%
Class D Shares	0.25%	n/a	n/a	n/a

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2013, Hancock Investment Securities, Inc. received distribution fees in the amount of $507,832 and $8,699, for the Government Money Market Fund and Burkenroad Small Cap Fund, respectively.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund	Burkenroad Small Cap Fund
Institutional Class Shares	—	—	—	—	n/a
Institutional Sweep Class Shares	0.25%	n/a	n/a	n/a	n/a
Class A Shares	0.25	0.25%	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25	0.25	0.25	n/a
Class D Shares	n/a	n/a	n/a	n/a	0.25

	Quantitative Long/Short Fund	Diversified International Fund	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Institutional Class Shares	—	—	—	—	—
Class A Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	0.25	0.25	n/a	n/a	0.25

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2013, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $807,160, $30,229, $28,685, $21,703, $109,175, $4,197, $7,416, $135, $0 and $2 for the Government Money Market Fund, Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, Quantitative Long/Short Fund, Diversified International Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund, respectively.

Investment in Affiliated Companies

The Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, Quantitative Long/Short Fund, Diversified International Fund and Diversified Income Fund may invest in the Government Money Market Fund for cash management purposes. To the extent the Funds invest in the Government Money Market Fund, they will indirectly bear a pro rata portion of the Government Money Market Fund’s portfolio management fees and other Fund operating expenses.

Notes to Financial Statements (continued)

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

For the years or periods ended January 31, 2013 and January 31, 2012.

	Government Money Market Fund		Core Bond Fund		Value Fund		Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Institutional Class Shares:
Shares issued	378,613	345,870	4,872	2,811	1,684	1,278	2,661	992
Dividends and distributions reinvested	2	1	46	61	11	16	6	—
Shares redeemed	(422,729)	(315,206)	(1,364)	(1,268)	(1,572)	(488)	(802)	(397)

Net Institutional Class Shares Transactions	(44,114)	30,665	3,554	1,604	123	806	1,865	595

Institutional Sweep Class Shares:
Shares issued	317,156	406,721	n/a	n/a	n/a	n/a	n/a	n/a
Dividends and distributions reinvested	1	1	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(335,962)	(383,391)	n/a	n/a	n/a	n/a	n/a	n/a

Net Institutional Sweep Class Shares Transactions	(18,805)	23,331	n/a	n/a	n/a	n/a	n/a	n/a

Class A Shares:
Shares issued	515,778	364,314	1,577	886	764	629	752	286
Dividends and distributions reinvested	11	6	68	100	18	38	5	—
Shares redeemed	(459,683)	(367,483)	(2,358)	(615)	(1,877)	(886)	(1,337)	(341)

Net Class A Shares Transactions	56,106	(3,163)	(713)	371	(1,095)	(219)	(580)	(55)

Class C Shares:
Shares issued	n/a	n/a	668	107	26	36	3	9
Dividends and distributions reinvested	n/a	n/a	4	1	—	1	—	—
Shares redeemed	n/a	n/a	(238)	(16)	(63)	(35)	(4)	(12)

Net Class C Shares Transactions	n/a	n/a	434	92	(37)	2	(1)	(3)

Net Change in Capital Shares	(6,813)	50,833	3,275	2,067	(1,009)	589	1,284	537

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

January 31, 2013

	Burkenroad Small Cap Fund		Quantitative Long/Short Fund		Diversified International Fund		Louisiana Tax-Free Income Fund		Mississippi Tax-Free Income Fund		Diversified Income Fund†
	2013	2012	2013	2012	2013	2012	2013	2012*	2013	2012*	2013
Institutional Class Shares:
Shares issued	n/a	n/a	1,219	840	4,795	5,916	206	228	148	451	2,130
Dividends and distributions reinvested	n/a	n/a	—	—	87	61	1	—	1	1	1
Shares redeemed	n/a	n/a	(822)	(175)	(1,011)	(361)	(45)	(8)	(86)	(29)	—

Net Institutional Class Shares Transactions	n/a	n/a	397	665	3,871	5,616	162	220	63	423	2,131

Class A Shares:
Shares issued	3,269	1,000	366	103	1,442	1,043	480	414	1,010	1,415	242
Dividends and distributions reinvested	71	134	—	—	19	12	14	5	36	16	1
Shares redeemed	(660)	(361)	(398)	(43)	(709)	(459)	(131)	(15)	(256)	(65)	(1)

Net Class A Shares Transactions	2,680	773	(32)	60	752	596	363	404	790	1,366	242

Class C Shares:
Shares issued	n/a	n/a	—	1	8	7	n/a	n/a	n/a	n/a	20
Dividends and distributions reinvested	n/a	n/a	—	—	—	—	n/a	n/a	n/a	n/a	—
Shares redeemed	n/a	n/a	(1)	—	(5)	(3)	n/a	n/a	n/a	n/a	—

Net Class C Shares Transactions	n/a	n/a	(1)	1	3	4	n/a	n/a	n/a	n/a	20

Class D Shares:
Shares issued	165	89	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Dividends and distributions reinvested	7	20	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(74)	(54)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Net Class D Shares Transactions	98	55	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	2,778	828	364	726	4,626	6,216	525	624	853	1,789	2,393

*	Commenced operations February 1, 2011.
†	Commenced operations on September 26, 2012.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are either 0 shares or have been rounded to 0 shares.

5. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year or period ended January 31, 2013 were as follows:

	Core Bond Fund (000)	Value Fund (000)	Growth Fund (000)	Burkenroad Small Cap Fund (000)	Quantitative Long/Short Fund (000)	Diversified International Fund (000)	Louisiana Tax-Free Income Fund (000)	Mississippi Tax-Free Income Fund (000)	Diversified Income Fund (000)*
Cost of Security Purchases
U.S. Government Securities	$41,516	$—	$—	$—	$—	$—	$—	$—	$—
Other	28,475	116,321	117,800	162,515	63,002	118,591	9,439	16,931	33,846
Proceeds from Sales and Maturities
U.S. Government Securities	$34,318	$—	$—	$—	$—	$—	$—	$—	$—
Other	12,339	136,931	94,221	51,513	56,207	29,987	210	2,520	815

*	Commenced operations on September 26, 2012.

Notes to Financial Statements (continued)

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2012, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments, which are representative as of January 31, 2013.

Permanent book and tax differences resulted in the following reclassifications. These differences are due to reclass of distributions, currency and net operating losses. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Undistributed Net Investment Income/ (Accumualted Loss)	Accumulated Net Realized Gain/(Loss)	Decrease Paid-In Capital
Core Bond Fund	$(1)	$1	$—
Growth Fund	71	—	(71)
Burkenroad Small Cap Fund	78	—	(78)
Quantitative Long/Short Fund	158	—	(158)
Diversified International Fund	(284)	284	—
Louisiana Tax-Free Income Fund	—	—	—

Amounts designated as “—” are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended January 31, 2013 and January 31, 2012 was as follows (000):

	Ordinary Income		Long Term Capital Gain		Tax-Exempt		Totals
	2013	2012	2013	2012	2013	2012	2013	2012
Government Money Market Fund	$55	$52	$—	$—	$—	$—	$55	$52
Core Bond Fund	5,092	5,471	—	187	—	—	5,092	5,658
Value Fund	1,263	2,024	—	—	—	—	1,263	2,024
Growth Fund	490	—	17	—	—	—	507	—
Burkenroad Small Cap Fund	2,245	199	1,775	5,633	—	—	4,020	5,832
Quantitative Long/Short Fund	—	—	—	—	—	—	—	—
Diversified International Fund	2,245	1,800	704	250	—	—	2,949	2,050
Louisiana Tax-Free Income Fund	—	6	19	—	468	212	487	218
Mississippi Tax-Free Income Fund	84	15	37	—	1,198	597	1,319	612
Diversified Income Fund	76	—	—	—	—	—	76	—

Amounts are as of fiscal year end, tax character will be determined upon the Funds’ tax year end April 20, 2013.

Diversified Income Fund commenced operations after April 30, 2012.

Amounts designated as “—” are either $0 or have been rounded to $0.

January 31, 2013

As of April 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund	Burkenroad Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund
Undistributed ordinary income	$5	$32	$38	$—	$—	$—	$684	$4	$9
Undistributed tax-exempt income	—	—	—	—	—	—	—	—	41
Undistributed long-term capital gain	—	—	—	—	1,645	—	647	—	6
Unrealized appreciation (depreciation)	—	11,936	19,283	22,610	24,548	7,703	12,378	—	—
Capital Loss Carryforward	(26)	—	(2,964)	(4,055)	—	—	—	—	—
Post-October Losses	(1)	(1,392)	(300)	(37)	(577)	(784)	—	—	—
Late-Year Loss Deferral	—	—	—	(33)	—	(65)	—	—	—
Other temporary differences	(5)	—	—	—	—	—	—	698	1,927

Total distributable earnings	$(27)	$10,576	$16,057	$18,485	$25,616	$6,854	$13,709	$702	$1,983

Undistributed amounts at April 30, 2012, reported in the above table, have been paid.

Diversified Income Fund commenced operations after April 30, 2012.

Amounts designated as “—” are $0 or have been rounded to $0.

Post-October Losses represent losses realized on investment transactions from November 1, 2011 through April 30, 2012, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2012 through April 30, 2012 and specified losses realized on investment transactions from November 1, 2011 through April 30, 2012, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, the following capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains (000):

Expires April 2018
Value Fund	$2,964
Growth Fund	4,055

During the year ended April 30, 2012, the Value Fund, Growth Fund and Quantitative Long/Short Fund, utilized capital loss carryforwards to offset realized capital gains in the amounts (000) of $9,992, $4,295 and $1,440, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2012, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period (000):

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Government Money Market Fund	$26	$—	$26

Notes to Financial Statements (continued)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2013 were as follows (000):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Core Bond Fund	$236,204	$13,521	$(65)	$13,456
Value Fund	136,722	30,902	(1,817)	29,085
Growth Fund	111,872	22,468	(712)	21,756
Burkenroad Small Cap Fund	189,664	47,569	(1,862)	45,707
Quantitative Long/Short Fund	47,143	10,963	(155)	10,808
Diversified International Fund	258,130	53,664	(3,730)	49,934
Louisiana Tax-Free Income Fund	18,682	1,077	(31)	1,046
Mississippi Tax-Free Income Fund	42,017	2,815	(81)	2,734
Diversified Income Fund	48,947	461	(100)	361

For Federal income tax purposes, the book cost of securities owned at January 31, 2013 for the Government Money Market Fund was equal to tax cost.

7.	Other:

On January 31, 2013, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Government Money Market Fund, Institutional Class	2	99
Government Money Market Fund, Institutional Sweep Class	1	100
Government Money Market Fund, Class A	2	100
Core Bond Fund, Institutional Class	3	94
Core Bond Fund, Class A	1	27
Value Fund, Institutional Class	3	92
Value Fund, Class A	1	18
Value Fund, Class C	2	66
Growth Fund, Institutional Class	3	93
Growth Fund, Class A	1	40
Growth Fund, Class C	2	31
Burkenroad Small Cap Fund, Class A	1	26
Quantitative Long/Short Fund, Institutional Class	4	99
Quantitative Long/Short Fund, Class A	1	29
Quantitative Long/Short Fund, Class C	2	80
Diversified International Fund, Institutional Class	5	72
Diversified International Fund, Class A	2	59
Diversified International Fund, Class C	2	37
Louisiana Tax-Free Income Fund, Institutional Class	3	100
Mississippi Tax-Free Income Fund, Institutional Class	2	98
Diversified Income Fund, Institutional Class	3	93
Diversified Income Fund, Class A	1	24
Diversified Income Fund, Class C	2	53

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9.	Concentration of Risks:

When the Diversified International Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Diversified International Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have

January 31, 2013

governments that are less stable, markets that are less liquid and economies that are less developed. The Diversified International Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Diversified International Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2013, the net assets of the Diversified International Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds’ concentration of investments in securities of issuers located in Louisiana and Mississippi, respectively, subject the Funds to economic conditions and government policies within those states. As a result, the Funds will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana and Mississippi municipal securities, events in any of the U.S. territories where the Funds are invested may affect the Funds’ investments and their performance.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

10.	Recent Accounting Pronouncements:

In December 2011, the Financial Accounting Standards Board (“FASB”) issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.	Subsequent Events:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of the Hancock Horizon Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Government Money Market Fund, Hancock Horizon Core Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Diversified Income Fund (ten of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of January 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Government Money Market Fund, Hancock Horizon Core Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Diversified Income Fund of The Advisors’ Inner Circle Fund II at January 31, 2013, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 29, 2013

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Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INTERESTED BOARD MEMBERS

ROBERT A. NESHER 66 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street, Philadelphia, PA 19103 72 yrs. old	Trustee	(Since 1992)	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

January 31, 2013

of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-990-2434. The following chart lists Trustees and Officers as of January 31, 2013.

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member[3]

35	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc and SEI Islamic Investments Fund plc.
35	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT BOARD MEMBERS

JAMES M. STOREY 81 yrs. old	Trustee	(Since 1994)	Attorney, Solo Practitioner since 1994. Partner, Dechert, Price & Rhoads (law firm) September 1987-December 1993.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.
BRUCE SPECA 57 yrs. old	Trustee	(Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JOSEPH T. GRAUSE, JR. 51 yrs. old	Trustee	(Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

January 31, 2013

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member[3]

35	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust.
35	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.
35	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
35	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT BOARD MEMBERS (continued)

BETTY L. KRIKORIAN 70 yrs. old	Trustee	(Since 2005)	Vice President Compliance AARP Financial, Inc. since 2008. Self-employed Legal and Financial Services Consultant since 2003. Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.
CHARLES E. CARLBOM 78 yrs. old	Trustee	(Since 2005)	Self-employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.
MITCHELL A. JOHNSON 70 yrs. old	Trustee	(Since 2005)	Retired.
JOHN K. DARR 68 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance FHL Banks from 1992 to 2007
OFFICERS

MICHAEL BEATTIE 47 yrs. old	President	(Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

January 31, 2013

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member/Officer[3]

35	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
35	Director, Oregon Transfer Co. and Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds
35	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Management Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategies Portfolios, L.P.
35	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
N/A	N/A
N/A	N/A

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT OFFICERS (continued)

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development, SEI Investments from February 2003 to March 2006. Senior Investment Analyst, Equity Team, SEI Investments from March 2000 to February 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary	(Since 2000)	General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert Price & Rhoads (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary	(Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer AML Officer	(Since 2009) (Since 2011)	Compliance Officer at SEI Investments since 2003.

1	Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

January 31, 2013

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member/Officer[3]

N/A	N/A
N/A	N/A
N/A	N/A
N/A	N/A

Notice to Shareholders (unaudited)

For shareholders that do not have a January 31, 2013 tax year end, this notice is for informational use only.

For the fiscal year ended January 31, 2013, each Fund is designating long-term capital gains and ordinary income with regard to distributions paid during the year as follows:

Fund	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividend (5)
Government Money Market Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	30.49%	100.00%	0.00%
Core Bond Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	4.67%	84.01%	0.00%
Value Fund	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Growth Fund	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Burkenroad Small Cap Fund	40.92%	59.08%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Quantitative Long/ Short Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Diversified International Fund	52.80%	47.20%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%
Louisiana Tax-Free Income Fund	3.84%	0.05%	96.11%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%
Mississippi Tax-Free Income Fund	2.82%	6.35%	90.84%	100.00%	0.00%	0.00%	0.00%	100.00%	100.00%
Diversified Income Fund	0.00%	100.00%	0.00%	100.00%	41.40%	14.21%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2012, the total amount of foreign source income is $1,246,798. The total amount of foreign tax paid is $337,707. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Item 2.   Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.   Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.   Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds (the “Funds”) (2013 and 2012).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

		2013			2012
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$248,575	N/A	N/A	$204,280	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$625	N/A	N/A	$762	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)  Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)        Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $625 and $762 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.   Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.   Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.   Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.   Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 5, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer

Date: April 5, 2013